EXHIBIT 99.1

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------


                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              NEW ISSUE TERM SHEET

                           $528,808,000 (approximate)

--------------------------------------------------------------------------------

             Securitized Asset Backed Receivables LLC Trust 2005-FR5
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                            Fremont Investment & Loan
                                   Originator

                       Countrywide Home Loans Servicing LP
                                    Servicer




               Mortgage Pass-Through Certificates, Series 2005-FR5



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

[LOGO] BARCLAYS
       CAPITAL                         1

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
  Transaction Summary
--------------------------------------------------------------------------------------------------------
                                                                       Avg. Life to      Mod. Dur. to
           Expected         Expected Ratings               Interest       Call/              Call/
 Class     Amount(1)    (S&P/Moody's/Fitch/DBRS)   Index     Type     Mty(yrs)(2)(3)   Mty(yrs)(2)(3)(4)
--------------------------------------------------------------------------------------------------------
 A-1A     470,210,000       AAA/Aaa/AAA/AAA                  ***Not Offered - 144A Private Placement***
--------------------------------------------------------------------------------------------------------
A-1B(6)   117,553,000       AAA/Aaa/AAA/AAA                  ***Not Offered - 144A Private Placement***
--------------------------------------------------------------------------------------------------------
 A-2A     198,202,000       AAA/Aaa/AAA/AAA         1mL    Floating    1.00 / 1.00        0.97 / 0.97
--------------------------------------------------------------------------------------------------------
 A-2B     157,976,000       AAA/Aaa/AAA/AAA         1mL    Floating    4.80 / 5.35        4.24 / 4.59
--------------------------------------------------------------------------------------------------------
  M-1      80,793,000     AA+/Aa2/AA+/AA(high)      1mL    Floating    5.30 / 5.86        4.63 / 4.98
--------------------------------------------------------------------------------------------------------
  M-2      52,312,000       A+/A2/A+/A(high)        1mL    Floating    5.28 / 5.76        4.58 / 4.89
--------------------------------------------------------------------------------------------------------
  M-3      10,463,000           A/A3/A/A            1mL    Floating    5.27 / 5.70        4.57 / 4.84
--------------------------------------------------------------------------------------------------------
  B-1       9,881,000      A-/Baa1/A-/A (low)       1mL    Floating    5.27 / 5.65        4.48 / 4.72
--------------------------------------------------------------------------------------------------------
  B-2       9,881,000   BBB+/Baa2/BBB+/BBB(high)    1mL    Floating    5.26 / 5.60        4.45 / 4.66
--------------------------------------------------------------------------------------------------------
  B-3       9,300,000       BBB/Baa3/BBB/BBB        1mL    Floating    5.26 / 5.54        4.39 / 4.56
--------------------------------------------------------------------------------------------------------
  B-4      11,625,000   BBB-/Ba1/BBB-/BBB (low)              ***Not Offered - 144A Private Placement***
--------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
                                                       Initial Credit
                                                        Enhancement
 Class         Payment Window to Call/Mty(2)(3)           Level(5)
----------------------------------------------------------------------
 A-1A     ***Not Offered - 144A Private Placement***
----------------------------------------------------------------------
A-1B(6)   ***Not Offered - 144A Private Placement***
----------------------------------------------------------------------
 A-2A           11/05 - 12/07 / 11/05 - 12/07                   18.80%
----------------------------------------------------------------------
 A-2B           12/07 - 10/13 / 12/07 - 07/23                   18.80%
----------------------------------------------------------------------
  M-1           01/09 - 10/13 / 01/09 - 06/20                   11.85%
----------------------------------------------------------------------
  M-2           12/08 - 10/13 / 12/08 - 12/18                    7.35%
----------------------------------------------------------------------
  M-3           12/08 - 10/13 / 12/08 - 05/17                    6.45%
----------------------------------------------------------------------
  B-1           11/08 - 10/13 / 11/08 - 12/16                    5.60%
----------------------------------------------------------------------
  B-2           11/08 - 10/13 / 11/08 - 06/16                    4.75%
----------------------------------------------------------------------
  B-3           11/08 - 10/13 / 11/08 - 12/15                    3.95%
----------------------------------------------------------------------
  B-4     ***Not Offered - 144A Private Placement***
----------------------------------------------------------------------

(1)   Subject to a variance of plus or minus 5%.

(2)   Assumes 10% optional clean-up call is exercised.

(3) Based on 100% of the applicable prepayment assumption. See Summary of Terms.

(4)   Assumes pricing at par.

(5)   Includes 2.95% overcollateralization.

(6) The Class A-1B certificates will receive the benefit of a Certificate Insurance Policy issued by the Class A-1B Certificate Insurer.

The Class A-2A, Class A-2B, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
Summary of Terms
--------------------------------------------------------------------------------
Issuer:                              Securitized Asset Backed Receivables LLC
                                     Trust 2005-FR5

Depositor:                           Securitized Asset Backed Receivables LLC

Originator:                          Fremont Investment & Loan

Servicer:                            Countrywide Home Loans Servicing LP

Loan Performance Advisor:            MortgageRamp, Inc., a Delaware Corporation

Mortgage Insurer:                    Radian Guaranty Inc.

Class A-1B Certificate Insurer       MBIA Insurance Corporation. The Class A-1B
                                     Certificate Insurer will issue a financial guarantee policy for the benefit of the Class A-1B certificates only (the "Class
                                     A-1B Certificate Insurance Policy"). The
                                     Class A-1B Certificate Insurer will have certain rights with respect to the transaction as specified in the Pooling and Servicing Agreement.

Trustee:                             Wells Fargo Bank, National Association

Lead Manager:                        Barclays Capital Inc.

Co-Manager:                          Countrywide Securities Corporation

Rating Agencies:                     S&P/Moody's/Fitch/DBRS

Offered Certificates:                The Class A-2A, A-2B, M-1, M-2, M-3, B-1,
                                     B-2 and B-3 certificates.

LIBOR Certificates:                  The Class A-1A, Class A-1B and Class B-4
                                     certificates and the Offered Certificates.

Expected Closing Date:               November 3, 2005


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                          2

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Delivery:                            DTC, Euroclear and Clearstream.

Distribution Dates:                  The 25th of each month, or if such day is
                                     not a business day, on the next business day, beginning in November 2005.

Final Distribution Date:             The Distribution Date occurring in August
                                     2035.

Due Period:                          With respect to any Distribution Date, the
                                     period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs.

Prepayment Period:                   With respect to any Distribution Date, the
                                     period commencing on the 16th day of the month preceding the month in which such Distribution Date occurs (or in the case of the first Distribution Date, commencing on the Cut-off Date), and ending on the 15th day of the month in which such Distribution
                                     Date occurs.

Interest Accrual Period:             With respect to any Distribution Date, the
                                     period commencing on the immediately
                                     preceding Distribution Date (or, for the initial Distribution Date, the Closing
                                     Date) and ending on the day immediately
                                     preceding the current Distribution Date.

Accrued Interest:                    The price to be paid by investors for the
                                     Offered Certificates will not include
                                     accrued interest, and therefore will settle flat.

Interest Day Count:                  Actual/360

Interest Payment Delay:              Zero days


Cut-off Date:                        October 1, 2005

Tax Status:                          The Offered Certificates will represent
                                     "regular interests" in a REMIC and, to a limited extent, interests in certain basis risk interest carryover payments, which will be treated for tax purposes as interest rate cap contracts. The tax advice contained in this term sheet is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S.
                                     federal, state, or local tax penalties.
                                     This advice is written in connection with the promotion or marketing by the Issuer and Depositor of the Offered Certificates.
                                     You should seek advice based on your
                                     particular circumstances from an
                                     independent tax advisor.

ERISA Eligibility:                   The Offered Certificates are expected to be
                                     ERISA eligible. Prospective purchasers
                                     should consult their own counsel.

SMMEA Eligibility:                   The Offered Certificates are not expected
                                     to constitute "mortgage related securities" for purposes of SMMEA.

Class A Certificate Group:           Either the Class A-1 Certificates or Class
                                     A-2 Certificates, as applicable.

Class A-1 Certificates:              Collectively, the Class A-1A and Class A-1B
                                     certificates.


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class A-2 Certificates:              Collectively, the Class A-2A and Class A-2B
                                     certificates.

Class M Certificates:                Collectively, the Class M-1, Class M-2 and
                                     Class M-3 certificates.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                          3

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

Class B Certificates:                Collectively, the Class B-1, Class B-2,
                                     Class B-3 and Class B-4 certificates.

Mortgage Loans:                      The mortgage loans to be included in the
                                     trust will be primarily adjustable- and
                                     fixed-rate sub-prime mortgage loans secured by first-lien and second-lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by an affiliate of the depositor from Fremont Investment & Loan. On the
                                     Closing Date, the trust will acquire the mortgage loans. The aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date will be approximately
                                     $1,162,489,625. Approximately 85.59% of the
                                     mortgage loans are adjustable-rate mortgage loans and approximately 14.41% are fixed-rate mortgage loans. Approximately
                                     94.51% of the mortgage loans are first-lien mortgage loans, and approximately 5.49% of the mortgage loans are second-lien mortgage loans. The information regarding the mortgage loans set forth below that is based on the principal balance of the mortgage loans as of the Cut-off Date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the Cut-off Date and no delinquencies, defaults or prepayments. See the attached collateral descriptions for additional information on the initial mortgage loans as of the Cut-off Date.
                                     Loan-level primary mortgage insurance
                                     policies will be obtained on behalf of the trust fund for approximately 68.13% of the mortgage loans with original loan-to-value ratios in excess of 60%.

Group I Mortgage Loans:              Approximately $723.8 million of mortgage
                                     loans that have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie
                                     Mae.

Group II Mortgage Loans:             Approximately $438.6 million of mortgage
                                     loans that may or may not have original
                                     principal balances that conform to the
                                     original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie
                                     Mac and Fannie Mae.

Monthly Servicer Advances:           The Servicer will be obligated to advance
                                     its own funds in an amount equal to the
                                     aggregate of all payments of principal and interest (net of servicing fees), as applicable, that were due during the related Due Period on the mortgage loans and not received by the related determination date. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds, liquidation proceeds or subsequent recoveries.

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Expense Fee Rate:                    The Expense Fee Rate with respect to each
                                     mortgage loan will be a per annum rate
                                     equal to the sum of the servicing fee rate and the aggregate fee rate for the trustee fee, the loan performance advisor fee and, if applicable, the Mortgage Insurer fee.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                          4

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

Pricing Prepayment Speed:            Fixed Rate Mortgage Loans: CPR starting at
                                     approximately 1.533% CPR in month 1 and
                                     increasing to 23% CPR in month 15 (23%/15 increase for each month), and remaining at 23% CPR thereafter.

                                     ARM Mortgage Loans:  25% CPR.

Credit Enhancement:                  The credit enhancement provided for the
                                     benefit of the holders of the certificates consists solely of: (a) the use of excess interest to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization; (b) the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; (c) the allocation of losses to the most subordinate classes of certificates, and (d) a certificate insurance policy for the benefit of the Class A-1B certificates only.

Senior Enhancement Percentage:       For any Distribution Date, the percentage
                                     obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balances of the Class M and Class B Certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that Distribution Date) by (y) the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date.

Stepdown Date:                       The later to occur of:

                                     (i)     the earlier to occur of:

                                             (a) the Distribution Date in
                                             November 2008 and

                                             (b) the Distribution Date following
                                             the Distribution Date on which the
                                             aggregate Class Certificate
                                             Balances of the Class A
                                             Certificates have been reduced to
                                             zero; and

                                     (ii)    the first Distribution Date on
                                             which the Senior Enhancement
                                             Percentage (calculated for this
                                             purpose only after taking into
                                             account payments of principal
                                             applied to reduce the Stated
                                             Principal Balance of the mortgage
                                             loans for that Distribution Date
                                             but prior to any applications of
                                             Principal Distribution Amount to
                                             the certificates) is greater than
                                             or equal to the Specified Senior
                                             Enhancement Percentage
                                             (approximately 37.60%).


Trigger Event:                       Either a Cumulative Loss Trigger Event or a
                                     Delinquency Trigger Event.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                          5

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Delinquency Trigger Event:           With respect to any Distribution Date, the
                                     circumstances in which the quotient
                                     (expressed as a percentage) of (x) the
                                     rolling three-month average of the
                                     aggregate unpaid principal balance of
                                     mortgage loans that are 60 days or more
                                     delinquent (including mortgage loans in
                                     foreclosure, mortgage loans related to REO property and mortgage loans where the mortgagor has filed for bankruptcy) and (y) the aggregate unpaid principal balance of the mortgage loans as of the last day of the related Due Period, equals or exceeds
                                     41.00% of the prior period's Senior
                                     Enhancement Percentage.

Cumulative Loss Trigger Event:       With respect to any Distribution Date, the
                                     circumstances in which the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate
                                     Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds certain percentages (as described in the prospectus supplement) with respect to such Distribution Date.

                            Distribution Date Occurring in          Loss Percentage
                            ------------------------------          ---------------
                            November 2007 through October 2008      1.150% for the first month, plus an additional 1/ 12th of 1.400%
                                                                    for each month thereafter (e.g., 1.850% in May 2008)
                            November 2008 through October 2009      2.550% for the first month, plus an additional 1/ 12th of 0.950%
                                                                    for each month thereafter (e.g., 3.025% in May 2009)
                            November 2009 through October 2010      3.500% for the first month, plus an additional 1/ 12th of 0.650%
                                                                    for each month thereafter (e.g., 3.825% in May 2010)
                            November 2010 through October 2011      4.150% for the first month, plus an additional 1/ 12th of 0.250%
                                                                    for each month thereafter (e.g., 4.275% in May 2011)
                            November 2011 and thereafter            4.400%

Sequential Trigger Event:            With respect to any Distribution Date,
                                     before the 25th Distribution Date, the
                                     aggregate amount of realized losses
                                     incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off
                                     Date exceeds 1.15%, or if, on or after the 25th Distribution Date, a Trigger Event is in effect.

Optional Clean-up Call:              The majority Class X certificateholders
                                     may, at their option, purchase the mortgage loans and REO properties and terminate the trust on any Distribution Date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period, is equal to or less than 10% of the aggregate Stated Principal
                                     Balance of the mortgage loans as of the
                                     Cut-off Date.

Swap Provider:                       Barclays Bank PLC, as Swap Provider, is a
                                     bank authorized and regulated by the United
                                     Kingdom's Financial Services Authority and is a member of the London Stock Exchange.
                                     Barclays Bank PLC engages in a diverse
                                     banking and investment banking business and regularly engages in derivatives transactions in a variety of markets. As of the date hereof, Barclays Bank PLC is rated
                                     AA+ by Fitch, AA by S&P and Aa1 by Moody's.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                          6

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Swap Agreement:                      On the Closing Date, the Trustee will enter
                                     into a Swap Agreement with an initial
                                     notional amount of approximately
                                     $1,162,489,625. Under the Swap Agreement, the Trust will be obligated to pay an amount equal to 4.672% per annum on the notional amount as set forth in the Swap
                                     Agreement to the Swap Provider and the
                                     Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider, until the Swap
                                     Agreement is terminated. Only the net
                                     amount of the two obligations will be paid by the appropriate party ("Net Swap
                                     Payment"). See the attached schedule.

                                     Generally, the Net Swap Payment will be
                                     deposited into a swap account (the "Swap
                                     Account") by the swap administrator
                                     pursuant to the Pooling and Servicing
                                     Agreement and a swap administration
                                     agreement and amounts on deposit in the
                                     Swap Account will be distributed in
                                     accordance with the terms set forth in the Pooling and Servicing Agreement.

                                     Upon early termination of the Swap
                                     Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the "Swap Termination Payment") to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to
                                     Certificateholders.

Credit Enhancement Percentage:       Initial Credit Enhancement          Target Credit Enhancement
                                     --------------------------          -------------------------
                                     Class A:     18.80%                 Class A:     37.60%

                                     Class M-1:   11.85%                 Class M-1:   23.70%

                                     Class M-2:   7.35%                  Class M-2:   14.70%

                                     Class M-3:   6.45%                  Class M-3:   12.90%

                                     Class B-1:   5.60%                  Class B-1:   11.20%

                                     Class B-2:   4.75%                  Class B-2:   9.50%

                                     Class B-3:   3.95%                  Class B-3:   7.90%

                                     Class B-4:   2.95%                  Class B-4:   5.90%


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                          7

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Step-up Coupons:                     For all LIBOR Certificates the interest
                                     rate will increase after the Optional
                                     Clean-up Call date, should the call not be exercised. At that time, the Class A fixed margins will be 2x their respective initial fixed margins and the Class M and Class B fixed margins will be 1.5x their respective initial fixed margins.

Class A-1A certificates
Pass-Through Rate:                   The Class A-1A certificates will accrue
                                     interest at a per annum rate equal to the lesser of:

                                       (i)   one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                       (ii)  the Group I Loan Cap.

Class A-1B certificates
Pass-Through Rate:                   The Class A-1B certificates will accrue
                                     interest at a per annum rate equal to the lesser of:

                                       (i)   one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                       (ii)  the Group I Loan Cap.

Class A-2A certificates
Pass-Through Rate:                   The Class A-2A certificates will accrue
                                     interest at a per annum rate equal to the lesser of:

                                       (i)   one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                       (ii)  the Group II Loan Cap.

Class A-2B certificates
Pass-Through Rate:                   The Class A-2B certificates will accrue
                                     interest at a per annum rate equal to the lesser of:

                                       (i)   one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                       (ii)  the Group II Loan Cap.

Class M-1 Pass-Through Rate:         The Class M-1 certificates will accrue
                                     interest at a per annum rate equal to the lesser of:

                                       (i)   one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                       (ii)  the Pool Cap.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                          8

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Class M-2 Pass-Through Rate:         The Class M-2 certificates will accrue
                                     interest at a per annum rate equal to the lesser of:

                                       (i)   one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable and

                                       (ii)  the Pool Cap.


Class M-3 Pass-Through Rate:         The Class M-3 certificates will accrue
                                     interest at a per annum rate equal to the lesser of:

                                       (i)   one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                       (ii)  the Pool Cap.


Class B-1 Pass-Through Rate:         The Class B-1 certificates will accrue
                                     interest at a per annum rate equal to the lesser of:

                                       (i)   one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                       (ii)  the Pool Cap.


Class B-2 Pass-Through Rate:         The Class B-2 certificates will accrue
                                     interest at a per annum rate equal to the lesser of:

                                       (i)   one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                       (ii)  the Pool Cap.


Class B-3 Pass-Through Rate:         The Class B-3 certificates will accrue
                                     interest at a per annum rate equal to the lesser of:

                                       (i)   one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                       (ii)  the Pool Cap.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                          9

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Class B-4 Pass-Through Rate:         The Class B-4 certificates will accrue
                                     interest at a per annum rate equal to the lesser of:

                                       (i)   one-month LIBOR plus [ ] bps ([ ]
                                             bps after the first Distribution
                                             Date on which the Optional Clean-up
                                             Call is exercisable) and

                                       (ii)  the Pool Cap.

Group I Loan Cap:                    Product of:

                                       (i)   (a) the weighted average of the
                                             mortgage rates for each Group I
                                             Mortgage Loan (in each case, less
                                             (x) the applicable Expense Fee Rate
                                             and (y) the Class A-1B Certificate
                                             Insurer premium) then in effect on
                                             the beginning of the related Due
                                             Period, minus (b) the product of
                                             (x) the Net Swap Payment made to
                                             the Swap Provider, if any,
                                             expressed as a percentage, equal to
                                             a fraction, the numerator of which
                                             is equal to the Net Swap Payment
                                             made to the Swap Provider and the
                                             denominator of which is equal to
                                             the aggregate principal balance of
                                             the Mortgage Loans (the "Net Swap
                                             Payment Rate") and (y) 12.

                                       (ii)  a fraction, the numerator of which
                                             is 30 and the denominator of which
                                             is the actual number of days in the
                                             related Interest Accrual Period.

Group II Loan Cap:                   Product of:

                                       (i)   (a) the weighted average of the
                                             mortgage rates for each Group II
                                             Mortgage Loan (in each case, less
                                             the applicable Expense Fee Rate)
                                             then in effect on the beginning of
                                             the related Due Period, minus (b)
                                             the product of (x) the Net Swap
                                             Payment made to the Swap Provider,
                                             if any, expressed as a percentage,
                                             equal to a fraction, the numerator
                                             of which is equal to the Net Swap
                                             Payment made to the Swap Provider
                                             and the denominator of which is
                                             equal to the aggregate principal
                                             balance of the Mortgage Loans (the
                                             "Net Swap Payment Rate") and (y)
                                             12.

                                       (ii)  a fraction, the numerator of which
                                             is 30 and the denominator of which
                                             is the actual number of days in the
                                             related Interest Accrual Period.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                          10

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Pool Cap:                            Product of:

                                       (i)   (a) the sum of the weighted average
                                             of (x) the mortgage rates for each
                                             group I mortgage loan (in each
                                             case, less (x) the applicable
                                             Expense Fee Rate and (y) the Class
                                             A-1B Certificate Insurer premium)
                                             and (y) the mortgage rates for each
                                             group II mortgage loan (in each
                                             case, less the applicable Expense
                                             Fee Rate) then in effect on the
                                             beginning of the related Due
                                             Period, in each case weighted on
                                             the basis of the related Group
                                             Subordinate Amount, minus (b) the
                                             product of (x) the Net Swap Payment
                                             made to the Swap Provider, if any,
                                             expressed as a percentage, equal to
                                             a fraction, the numerator of which
                                             is equal to the Net Swap Payment
                                             made to the Swap Provider and the
                                             denominator of which is equal to
                                             the aggregate principal balance of
                                             the Mortgage Loans (the "Net Swap
                                             Payment Rate") and (y) 12.

                                       (ii)  a fraction, the numerator of which
                                             is 30 and the denominator of which
                                             is the actual number of days in the
                                             related Interest Accrual Period.

Group Subordinate Amount:            For any Distribution Date,

                                       (i)   for the Group I Mortgage Loans,
                                             will be equal to the excess of the
                                             aggregate principal balance of the
                                             Group I Mortgage Loans as of the
                                             beginning of the related Due Period
                                             over the Class Certificate Balance
                                             of the Class A-1 Certificates
                                             immediately prior to such
                                             Distribution Date and

                                       (ii)  for the Group II Mortgage Loans,
                                             will be equal to the excess of the
                                             aggregate principal balance of the
                                             Group II Mortgage Loans as of the
                                             beginning of the related Due Period
                                             over the Class Certificate Balance
                                             of the Class A-2 Certificates
                                             immediately prior to such
                                             Distribution Date.

Basis Risk Carry Forward
Amount: On any Distribution Date and for any class of LIBOR Certificates is the sum of:

                                     (x) the excess of:

                                       (i) the amount of interest that class of certificates would have been entitled to receive on that Distribution Date had the Pass-Through Rate not been subject to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable, over

                                       (ii) the amount of interest that class of certificates received on that
                                       Distribution Date based on the Group I
                                       Loan Cap, the Group II Loan Cap, or the
                                       Pool Cap, as applicable, and

                                     (y) the unpaid portion of any such excess
                                      described in clause (x) from prior
                                      Distribution Dates (and related accrued
                                      interest at the then applicable
                                      Pass-Through Rate on that class of
                                      certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable).


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         11

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Interest Distributions on the
LIBOR Certificates:                  On each Distribution Date, distributions
                                     from available funds will be allocated as follows:

                                       (i)    to the Supplemental Interest
                                              Trust, net swap payments and
                                              certain swap termination payments
                                              owed to the Swap Provider, if any;

                                       (ii)   from the Interest Remittance
                                              Amount attributable to the Group I
                                              Mortgage Loans will be allocated:

                                              a.  to the Class A-1B Certificate
                                                  Insurer, any accrued and
                                                  unpaid premium payable to the
                                                  Class A-1B Certificate Insurer
                                                  for that Distribution Date;

                                              b.  to the Class A-1B Certificate
                                                  Insurer, reimbursements for
                                                  any prior unreimbursed draws
                                                  under the Class A-1B
                                                  Certificate Insurance Policy
                                                  for interest payments on the
                                                  Class A-1B certificates, as
                                                  well as all other amounts owed
                                                  to the Class A-1B Certificate
                                                  Insurer; and

                                              c.  according to the related
                                                  Accrued Certificate Interest
                                                  and any unpaid interest
                                                  shortfall amounts for such
                                                  class, as applicable, first,
                                                  pro rata to the Class A-1
                                                  Certificates and second, pro
                                                  rata to the Class A-2
                                                  Certificates;

                                       (iii)  from the Interest Remittance
                                              Amount attributable to the Group
                                              II Mortgage Loans will be
                                              allocated according to the related
                                              Accrued Certificate Interest and
                                              any unpaid interest shortfall
                                              amounts for such class, as
                                              applicable, first, pro rata to the
                                              Class A-2 Certificates and second,
                                              pro rata to the Class A-1
                                              Certificates;

                                       (iv)   from any remaining Interest
                                              Remittance Amounts to the Class
                                              M-1 certificates, their Accrued
                                              Certificate Interest;

                                       (v)    from any remaining Interest
                                              Remittance Amounts to the Class
                                              M-2 certificates, their Accrued
                                              Certificate Interest;

                                       (vi)   from any remaining Interest
                                              Remittance Amounts to the Class
                                              M-3 certificates, their Accrued
                                              Certificate Interest;

                                       (vii)  from any remaining Interest
                                              Remittance Amounts to the Class
                                              B-1 certificates, their Accrued
                                              Certificate Interest;

                                       (viii) from any remaining Interest
                                              Remittance Amounts to the Class
                                              B-2 certificates, their Accrued
                                              Certificate Interest;

                                       (ix)   from any remaining Interest
                                              Remittance Amounts to the Class
                                              B-3 certificates, their Accrued
                                              Certificate Interest; and

                                       (x)    from any remaining Interest
                                              Remittance Amounts to the Class
                                              B-4 certificates, their Accrued
                                              Certificate Interest.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         12

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Principal Distribution on the
LIBOR Certificates:                  On each Distribution Date (a) prior to the
                                     Stepdown Date or (b) on which a Trigger
                                     Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                      (i)    to the Class A Certificates,
                                             allocated between the Class A
                                             Certificates as described below,
                                             until their Class Certificate
                                             Balances have been reduced to zero;

                                      (ii)   to the Class M-1 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                      (iii)  to the Class M-2 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                      (iv)   to the Class M-3 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                      (v)    to the Class B-1 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                      (vi)   to the Class B-2 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                      (vii)  to the Class B-3 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero;
                                             and

                                      (viii) to the Class B-4 certificates,
                                             until their Class Certificate
                                             Balance has been reduced to zero

                                      On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                      (i)    to the Class A Certificates, the
                                             lesser of the Principal
                                             Distribution Amount and the Class A
                                             Principal Distribution Amount,
                                             allocated between the Class A
                                             Certificates as described below,
                                             until their Class Certificate
                                             Balances have been reduced to zero;

                                      (ii)   to the Class M-1 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             M-1 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                      (iii)  to the Class M-2 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             M-2 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                      (iv)   to the Class M-3 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             M-3 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero;


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         13

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Principal Distributions on the
LIBOR Certificates (cont'd):          (v)    to the Class B-1 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             B-1 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                      (vi)   to the Class B-2 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             B-2 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero;

                                      (vii)  to the Class B-3 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             B-3 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero;
                                             and

                                      (viii) to the Class B-4 certificates, the
                                             lesser of the remaining Principal
                                             Distribution Amount and the Class
                                             B-4 Principal Distribution Amount,
                                             until their Class Certificate
                                             Balance has been reduced to zero.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         14

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Allocation of Principal Payments
to Class A Certificates:              All principal distributions to the holders
                                      of the Class A Certificates on any
                                      Distribution Date will be allocated
                                      concurrently between the Class A-1
                                      Certificates, on the one hand, and the
                                      Class A-2 Certificates, on the other hand, based on the Class A Principal Allocation
                                      Percentage for the Class A-1 Certificates and the Class A-2 Certificates, as applicable. However, if the Class
                                      Certificate Balances of the Class A
                                      Certificates in either Class A Certificate
                                      Group are reduced to zero, then the
                                      remaining amount of principal
                                      distributions distributable to the Class A
                                      Certificates on that Distribution Date,
                                      and the amount of those principal
                                      distributions distributable on all
                                      subsequent Distribution Dates, will be
                                      distributed to the holders of the Class A
                                      Certificates in the other Class A
                                      Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Class A-2
                                      Certificates will be made first from
                                      payments relating to the Group II Mortgage
                                      Loans. Any principal distributions
                                      allocated to the Class A-1 Certificates
                                      are required to be distributed pro rata
                                      between the Class A-1A certificates and
                                      the Class A-1B certificates, with the
                                      exception that if a Sequential Trigger
                                      Event is in effect, principal
                                      distributions will be distributed first, to the Class A-1A certificates, and second, to the Class A-1B certificates in each case until their Class Certificate balance has been reduced to zero.

                                      Except as described below, any principal distributions allocated to the Class A-2 Certificates are required to be distributed sequentially first, to the Class A-2A certificates, and second, to the Class A-2B certificates, in each case, until their Class Certificate Balance has been reduced to zero.

                                      Notwithstanding the above, in the event
                                      that all subordinate classes, including
                                      the Class X certificates, have been
                                      reduced to zero, principal distributions to the Class A-2 Certificates will be distributed pro rata among the Class A-2A and Class A-2B certificates.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         15

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Cap Provider:                         Barclays Bank PLC, as Cap Provider, is a
                                      bank authorized and regulated by the
                                      United Kingdom's Financial Services
                                      Authority and is a member of the London
                                      Stock Exchange. Barclays Bank PLC engages in a diverse banking and investment banking business and regularly engages in derivatives transactions in a variety of markets. As of the date hereof, Barclays
                                      Bank PLC is rated AA+ by Fitch, AA by S&P and Aa1 by Moody's.

Interest Rate Cap Agreements:         The LIBOR Certificates (other than the
                                      Class A-1 Certificates and the Class A-2
                                      Certificates) will have the benefit of two
                                      Interest Rate Cap Agreements provided by the Cap Provider. All obligations of the trust under the Interest Rate Cap
                                      Agreements will be paid on or prior to the Closing Date.

Class M Interest Rate Cap
Agreement:                            The Class M Certificates will have the
                                      benefit of an interest rate cap agreement
                                      (the "Class M Interest Rate Cap
                                      Agreement"), with an initial notional
                                      amount of $14,356,800 provided by the Cap
                                      Provider. In connection with the first 39
                                      Distribution Dates, the Cap Provider will be obligated under the Class M Interest
                                      Rate Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund
                                      Account, an amount equal to the product of
                                      (a) the excess, if any, of the lesser of
                                      (i) the then current 1-month LIBOR rate
                                      and (ii) a cap ceiling rate of 9.540% over a specified cap strike rate (ranging from 5.480% to 9.540%), and (b) the product of the Class M notional balance and the index rate multiplier set forth in the attached
                                      Interest Rate Cap Schedule for that
                                      Distribution Date, based on an
                                      "actual/360" basis. The Cap Provider's
                                      obligations under the Class M Interest
                                      Rate Cap Agreement will terminate
                                      following the Distribution Date in January
                                      2009.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         16

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Class B Interest Rate Cap
Agreement:                            The Class B Certificates will have the
                                      benefit of an interest rate cap agreement
                                      (the "Class B Interest Rate Cap
                                      Agreement"), with an initial notional
                                      amount of $4,068,700 provided by the Cap
                                      Provider. In connection with the first 39
                                      Distribution Dates, the Cap Provider will be obligated under the Class B Interest
                                      Rate Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund
                                      Account, an amount equal to the product of
                                      (a) the excess, if any, of the lesser of
                                      (i) the then current 1-month LIBOR rate
                                      and (ii) a cap ceiling rate of 8.750%,
                                      over a specified cap strike rate (ranging from 4.690% to 8.750%), and (b) the product of the Class B notional balance
                                      and the index rate multiplier set forth in the attached Interest Rate Cap Schedule for that Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class B Interest
                                      Rate Cap Agreement will terminate
                                      following the Distribution Date in January
                                      2009.

Allocation of Net Monthly
Excess Cash Flow:                     For any Distribution Date, any Net Monthly
                                      Excess Cash Flow shall be paid as follows:

                                      (a) to the holders of the Class M-1
                                      certificates, any Unpaid Interest Amount;

                                      (b) to the holders of the Class M-1
                                      certificates, any Unpaid Realized Loss
                                      Amount;

                                      (c) to the holders of the Class M-2
                                      certificates, any Unpaid Interest Amount;

                                      (d) to the holders of the Class M-2
                                      certificates, any Unpaid Realized Loss
                                      Amount;

                                      (e) to the holders of the Class M-3
                                      certificates, any Unpaid Interest Amount;

                                      (f) to the holders of the Class M-3
                                      certificates, any Unpaid Realized Loss
                                      Amount;

                                      (g) to the holders of the Class B-1
                                      certificates, any Unpaid Interest Amount;

                                      (h) to the holders of the Class B-1
                                      certificates, any Unpaid Realized Loss
                                      Amount;

                                      (i) to the holders of the Class B-2
                                      certificates, any Unpaid Interest Amount;

                                      (j) to the holders of the Class B-2
                                      certificates, any Unpaid Realized Loss
                                      Amount;

                                      (k) to the holders of the Class B-3
                                      certificates, any Unpaid Interest Amount;

                                      (l) to the holders of the Class B-3
                                      certificates, any Unpaid Realized Loss
                                      Amount;

                                      (m) to the holders of the Class B-4
                                      certificates, any Unpaid Interest Amount;

                                      (n) to the holders of the Class B-4
                                      certificates, any Unpaid Realized Loss
                                      Amount;

                                      (o) to the Excess Reserve Fund Account,
                                      the amount of any Basis Risk Payment for that Distribution Date;


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         17

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Allocation of Net Monthly Excess
Cash Flow (cont'd):                   (p)    (i) from any Class M Interest Rate
                                             Cap Agreement payment on deposit in
                                             the Excess Reserve Fund Account
                                             with respect to that Distribution
                                             Date, an amount equal to any unpaid
                                             remaining Basis Risk Carry Forward
                                             Amount with respect to the Class M
                                             Certificates for that Distribution
                                             Date, allocated (a) first, among
                                             the Class M-1, Class M-2 and Class
                                             M-3 certificates, pro rata, based
                                             upon their respective Class
                                             Certificate Balances only with
                                             respect to those Class M
                                             Certificates with an outstanding
                                             Basis Risk Carry Forward Amount and
                                             (b) second, any remaining amounts
                                             to the Class M-1, Class M-2 and
                                             Class M-3 certificates, pro rata,
                                             based on any Basis Risk Carry
                                             Forward Amounts remaining unpaid,
                                             in order to reimburse such unpaid
                                             amounts, and (ii) from any Class B
                                             Interest Rate Cap Agreement payment
                                             on deposit in the Excess Reserve
                                             Fund Account with respect to that
                                             Distribution Date, an amount equal
                                             to any unpaid remaining Basis Risk
                                             Carry Forward Amount with respect
                                             to the Class B Certificates for
                                             that Distribution Date, allocated
                                             (a) first, among the Class B-1,
                                             Class B-2, Class B-3 and Class B-4
                                             certificates, pro rata, based upon
                                             their respective Class Certificate
                                             Balances only with respect to those
                                             Class B Certificates with an
                                             outstanding Basis Risk Carry
                                             Forward Amount and (b) second, any
                                             remaining amounts to the Class B-1,
                                             Class B-2, Class B-3 and Class B-4
                                             certificates, pro rata, based on
                                             any Basis Risk Carry Forward
                                             Amounts remaining unpaid, in order
                                             to reimburse such unpaid amounts;

                                      (q)    from funds on deposit in the Excess
                                             Reserve Fund Account (not including
                                             any Interest Rate Cap Agreement
                                             payment included in that account)
                                             with respect to that Distribution
                                             Date, an amount equal to any unpaid
                                             Basis Risk Carry Forward Amount
                                             with respect to the LIBOR
                                             Certificates for that Distribution
                                             Date to the LIBOR Certificates in
                                             the same order and priority in
                                             which Accrued Certificate Interest
                                             is allocated among those classes of
                                             certificates except that the Class
                                             A Certificates will be paid (a)
                                             first, pro rata, based upon their
                                             respective Class Certificate
                                             Balances only with respect to those
                                             Class A Certificates with an
                                             outstanding Basis Risk Carry
                                             Forward Amount and (b) second, pro
                                             rata based on any outstanding Basis
                                             Risk Carry Forward Amount remaining
                                             unpaid;

                                      (r)    to the Class X certificates, those
                                             amounts as described in the pooling
                                             and servicing agreement;

                                      (s)    to the holders of the Class R
                                             certificates, any remaining amount;

                                      (t)    to the extent not paid from
                                             available funds, from the Swap
                                             Account, to pay any unpaid interest
                                             on the Class A Certificates, pro
                                             rata, including any accrued and
                                             unpaid interest from a prior
                                             Distribution Date, to pay any
                                             unpaid interest including any
                                             accrued and unpaid interest from
                                             prior Distribution Dates to the
                                             Class M Certificates sequentially,
                                             and then to pay any unpaid interest
                                             including any accrued and unpaid
                                             interest from prior Distribution
                                             Dates to the Class B Certificates
                                             sequentially;


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         18

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Allocation of Net Monthly Excess
Cash Flow (cont'd):                   (u) to the extent not paid from available
                                         funds, from the Swap Account, to pay
                                         the Basis Risk Carry Forward Amount on
                                         the Class A, Class M Certificates and
                                         Class B Certificates remaining unpaid
                                         in the same order of priority as
                                         described in (q) above;

                                      (v) to the extent not paid from available
                                         funds, from the Swap Account, to pay
                                         any principal on the Class A
                                         Certificates and on the Class M
                                         Certificates, in accordance with the
                                         principal payment provisions described
                                         above (under "Principal Distributions
                                         on the LIBOR Certificates") in an
                                         amount necessary to maintain the
                                         applicable Specified Subordinated
                                         Amount;

                                      (w) to the extent not paid from available
                                         funds, from the Swap Account, to pay
                                         any Unpaid Realized Loss Amounts
                                         remaining on the Class M Certificates
                                         and Class B Certificates, sequentially;
                                         and

                                      (x) to the extent not paid from available
                                         funds, from the Swap Account, any
                                         remaining amounts to be distributed to
                                         the Class X as described in the pooling
                                         and servicing agreement.

Interest Remittance Amount:           With respect to any Distribution Date and
                                      the mortgage loans in a loan group, that portion of available funds attributable to interest relating to mortgage loans in that mortgage loan group.

Accrued Certificate Interest:         For each class of LIBOR Certificates on
                                      any Distribution Date, the amount of
                                      interest accrued during the related
                                      Interest Accrual Period on the related
                                      Class Certificate Balance immediately
                                      prior to such Distribution Date at the
                                      related Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statute.

Principal Distribution Amount:        For each Distribution Date will equal the
                                      sum of (i) the Basic Principal
                                      Distribution Amount for that Distribution
                                      Date and (ii) the Extra Principal
                                      Distribution Amount for that Distribution
                                      Date.

Basic Principal Distribution
Amount: With respect to any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount for that Distribution Date over (ii) the Excess Subordinated Amount, if any, for that Distribution Date.

Net Monthly Excess Cash Flow:         Available Funds remaining after the amount
                                      necessary to make all payments of interest and principal to the LIBOR certificates.

Extra Principal Distribution
Amount:                               As of any Distribution Date, the lesser of
                                      (x) the Total Monthly Excess Spread for
                                      that Distribution Date and (y) the
                                      Subordination Deficiency, if any, for that Distribution Date.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         19

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Total Monthly Excess Spread:          As to any Distribution Date equals the
                                      excess, if any, of (x) the interest on the mortgage loans received by the Servicer on or prior to the related Determination Date or advanced by the Servicer for the related Servicer Remittance Date, net of the servicing fee, trustee fee, the Loan
                                      Performance Advisor fee and the Mortgage
                                      Insurer fee, over (y) the sum of the
                                      amount paid as interest to the
                                      Certificates at their respective
                                      Pass-Through Rates and any Net Swap
                                      Payment to Swap Provider.

Subordinated Amount:                  With respect to any Distribution Date, the
                                      excess, if any, of (a) the aggregate
                                      Stated Principal Balance of the mortgage loans for that Distribution Date (after taking into account principal received on the mortgage loans that is distributed on that Distribution Date) over (b) the aggregate Class Certificate Balance of the LIBOR Certificates as of that date (after taking into account principal received on the mortgage loans that is distributed on that Distribution Date).

Specified Subordinated Amount:        Prior to the Stepdown Date, an amount
                                      equal to 2.95% of the aggregate Stated
                                      Principal Balance of the mortgage loans as of the Cut-off Date. On and after the Stepdown Date, an amount equal to 5.90% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution
                                      Date (after taking into account principal received on the mortgage loans that is distributed on that Distribution Date), subject to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off
                                      Date; provided, however, that if, on any Distribution Date, a Trigger Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's Specified
                                      Subordinated Amount until the Distribution
                                      Date on which a Trigger Event no longer
                                      exists. When the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified
                                      Subordinated Amount will thereafter equal zero.

Excess Subordinated Amount:           With respect to any Distribution Date, the
                                      excess, if any, of (a) the Subordinated
                                      Amount on that Distribution Date over (b) the Specified Subordinated Amount.

Subordination Deficiency:             With respect to any Distribution Date, the
                                      excess, if any, of (a) the Specified
                                      Subordinated Amount for that Distribution
                                      Date over (b) the Subordinated Amount for that Distribution Date.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         20

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Principal Remittance Amount:          With respect to any Distribution Date, to
                                      the extent of funds available as described in the prospectus supplement, the amount equal to the sum of the following amounts
                                      (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date; (ii) all full and partial principal prepayments on mortgage loans received during the related Prepayment
                                      Period; (iii) all net liquidation
                                      proceeds, condemnation proceeds, insurance proceeds and subsequent recoveries received on the mortgage loans and allocable to principal; (iv) the portion of the purchase price allocable to principal with respect to each deleted mortgage loan that was repurchased during the period from the prior Distribution
                                      Date through the business day prior to the current Distribution Date; (v) the
                                      Substitution Adjustment Amounts received in connection with the substitution of any mortgage loan as of that Distribution
                                      Date; and (vi) the allocable portion of
                                      the proceeds received with respect to the Optional Clean-up Call (to the extent they relate to principal).

Class A Principal Allocation
Percentage:                           For any Distribution Date is the
                                      percentage equivalent of a fraction,
                                      determined as follows:

                                      (1)  with respect to the Class A-1
                                           Certificates, a fraction, the
                                           numerator of which is the portion of
                                           the Principal Remittance Amount for
                                           that Distribution Date that is
                                           attributable to the principal
                                           received or advanced on the Group I
                                           Mortgage Loans and the denominator of
                                           which is the Principal Remittance
                                           Amount for that Distribution Date;
                                           and

                                      (2)  with respect to the Class A-2
                                           Certificates, a fraction, the
                                           numerator of which is the portion of
                                           the Principal Remittance Amount for
                                           that Distribution Date that is
                                           attributable to the principal
                                           received or advanced on the Group II
                                           Mortgage Loans and the denominator of
                                           which is the Principal Remittance
                                           Amount for that Distribution Date.

Class A Principal Distribution
Amount:                               For any Distribution Date is the excess of
                                      (a) the aggregate Class Certificate
                                      Balance of the Class A Certificates
                                      immediately prior to that Distribution
                                      Date over (b) the lesser of (x)
                                      approximately 62.40% of the aggregate
                                      Stated Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $5,812,448.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         21

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Class M-1 Principal Distribution
Amount: With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date) and (b) the Class Certificate Balance of the Class M-1 certificates immediately prior to that Distribution Date over (ii) the lesser of
                                      (a) approximately 76.30% of the aggregate
                                      Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $5,812,448.
Class M-2 Principal Distribution
Amount: With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution
                                      Date) and (c) the Class Certificate
                                      Balance of the Class M-2 certificates
                                      immediately prior to that Distribution
                                      Date over (ii) the lesser of (a)
                                      approximately 85.30% of the aggregate
                                      Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $5,812,448.

Class M-3 Principal Distribution
Amount: With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution
                                      Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution Date) and (d) the Class Certificate Balance of the Class M-3 certificates immediately prior to that Distribution Date over (ii) the lesser of
                                      (a) approximately 87.10% of the aggregate
                                      Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $5,812,448.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         22

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Class B-1 Principal
Distribution Amount:                  With respect to any Distribution Date is
                                      the excess of (i) the sum of (a) the
                                      aggregate Class Certificate Balances of
                                      the Class A Certificates (after taking
                                      into account distribution of the Class A
                                      Principal Distribution Amount on that
                                      Distribution Date), (b) the Class
                                      Certificate Balance of the Class M-1
                                      certificates (after taking into account
                                      distribution of the Class M-1 Principal
                                      Distribution Amount on that Distribution
                                      Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution Date), (d) the Class
                                      Certificate Balance of the Class M-3
                                      certificates (after taking into account
                                      distribution of the Class M-3 Principal
                                      Distribution Amount on that Distribution
                                      Date) and (e) the Class Certificate
                                      Balance of the Class B-1 certificates
                                      immediately prior to that Distribution
                                      Date over (ii) the lesser of (a)
                                      approximately 88.80% of the aggregate
                                      Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate
                                      Stated Principal Balance of the mortgage loans for that Distribution Date over $5,812,448.

Class B-2 Principal
Distribution Amount:                  With respect to any Distribution Date is
                                      the excess of (i) the sum of (a) the
                                      aggregate Class Certificate Balances of
                                      the Class A Certificates (after taking
                                      into account distribution of the Class A
                                      Principal Distribution Amount on that
                                      Distribution Date), (b) the Class
                                      Certificate Balance of the Class M-1
                                      certificates (after taking into account
                                      distribution of the Class M-1 Principal
                                      Distribution Amount on that Distribution
                                      Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution Date), (d) the Class
                                      Certificate Balance of the Class M-3
                                      certificates (after taking into account
                                      distribution of the Class M-3 Principal
                                      Distribution Amount on that Distribution
                                      Date), (e) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount on that Distribution Date), and (f) the Class
                                      Certificate Balance of the Class B-2
                                      certificates immediately prior to that
                                      Distribution Date over (ii) the lesser of
                                      (a) approximately 90.50% of the aggregate
                                      Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate
                                      Stated Principal Balance of the mortgage loans for that Distribution Date over $5,812,448.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         23

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Class B-3 Principal Distribution
Amount: With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution
                                      Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution Amount on that Distribution
                                      Date), (e) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount on that Distribution Date), (f) the Class Certificate Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal Distribution Amount on that Distribution
                                      Date) and (g) the Class Certificate
                                      Balance of the Class B-3 certificates
                                      immediately prior to that Distribution
                                      Date over (ii) the lesser of (a)
                                      approximately 92.10% of the aggregate
                                      Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $5,812,448.

Class B-4 Principal Distribution
Amount: With respect to any Distribution Date is the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution
                                      Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution Amount on that Distribution
                                      Date), (e) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount on that Distribution Date), (f) the Class Certificate Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal Distribution Amount on that Distribution
                                      Date), (g) the Class Certificate Balance of the Class B-3 certificates (after taking into account distribution of the Class B-3 Principal Distribution Amount on that Distribution Date) and (h) the Class Certificate Balance of the Class B-4 certificates immediately prior to that Distribution Date over (ii) the lesser of
                                      (a) approximately 94.10% of the aggregate
                                      Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $5,812,448.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         24

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

---------------------------------------------------------------------------------------------------------------
PPC (%)                                 50           75          100          125          150          175
---------------------------------------------------------------------------------------------------------------
A-2A      WAL (yrs)                    2.03         1.35         1.00         0.79         0.64         0.54
          First Payment Date        11/25/2005   11/25/2005   11/25/2005   11/25/2005   11/25/2005   11/25/2005
          Expected Final Maturity   4/25/2010    9/25/2008    12/25/2007   6/25/2007    3/25/2007    12/25/2006
          Window                      1 - 54       1 - 35       1 - 26       1 - 20       1 - 17       1 - 14
A-2B      WAL (yrs)                    9.78         6.58         4.80         3.58         2.61         1.91
          First Payment Date        4/25/2010    9/25/2008    12/25/2007   6/25/2007    3/25/2007    12/25/2006
          Expected Final Maturity   8/25/2021    8/25/2016    10/25/2013   1/25/2012    10/25/2010   10/25/2008
          Window                     54 - 190     35 - 130     26 - 96      20 - 75      17 - 60      14 - 36
M-1       WAL (yrs)                   10.50         7.07         5.30         4.55         4.46         4.12
          First Payment Date        11/25/2010   2/25/2009    1/25/2009    4/25/2009    8/25/2009    10/25/2008
          Expected Final Maturity   8/25/2021    8/25/2016    10/25/2013   1/25/2012    10/25/2010   12/25/2009
          Window                     61 - 190     40 - 130     39 - 96      42 - 75      46 - 60      36 - 50
M-2       WAL (yrs)                   10.50         7.07         5.28         4.39         3.99         3.97
          First Payment Date        11/25/2010   2/25/2009    12/25/2008   1/25/2009    3/25/2009    6/25/2009
          Expected Final Maturity   8/25/2021    8/25/2016    10/25/2013   1/25/2012    10/25/2010   12/25/2009
          Window                     61 - 190     40 - 130     38 - 96      39 - 75      41 - 60      44 - 50
M-3       WAL (yrs)                   10.50         7.07         5.27         4.33         3.87         3.71
          First Payment Date        11/25/2010   2/25/2009    12/25/2008   1/25/2009    3/25/2009    5/25/2009
          Expected Final Maturity   8/25/2021    8/25/2016    10/25/2013   1/25/2012    10/25/2010   12/25/2009
          Window                     61 - 190     40 - 130     38 - 96      39 - 75      41 - 60      43 - 50
B-1       WAL (yrs)                   10.50         7.07         5.27         4.33         3.82         3.64
          First Payment Date        11/25/2010   2/25/2009    11/25/2008   1/25/2009    2/25/2009    4/25/2009
          Expected Final Maturity   8/25/2021    8/25/2016    10/25/2013   1/25/2012    10/25/2010   12/25/2009
          Window                     61 - 190     40 - 130     37 - 96      39 - 75      40 - 60      42 - 50
B-2       WAL (yrs)                   10.50         7.07         5.26         4.31         3.80         3.58
          First Payment Date        11/25/2010   2/25/2009    11/25/2008   12/25/2008   1/25/2009    3/25/2009
          Expected Final Maturity   8/25/2021    8/25/2016    10/25/2013   1/25/2012    10/25/2010   12/25/2009
          Window                     61 - 190     40 - 130     37 - 96      38 - 75      39 - 60      41 - 50
B-3       WAL (yrs)                   10.50         7.07         5.26         4.30         3.77         3.53
          First Payment Date        11/25/2010   2/25/2009    11/25/2008   12/25/2008   1/25/2009    2/25/2009
          Expected Final Maturity    8/25/2021   8/25/2016    10/25/2013   1/25/2012    10/25/2010   12/25/2009
          Window                     61 - 190     40 - 130     37 - 96      38 - 75      39 - 60      41 - 50
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         25

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

---------------------------------------------------------------------------------------------------------------
PPC (%)                                 50           75          100          125          150          175
---------------------------------------------------------------------------------------------------------------
A-2A      WAL (yrs)                    2.03         1.35         1.00         0.79         0.64         0.54
          First Payment Date        11/25/2005   11/25/2005   11/25/2005   11/25/2005   11/25/2005   11/25/2005
          Expected Final Maturity   4/25/2010    9/25/2008    12/25/2007   6/25/2007    3/25/2007    12/25/2006
          Window                      1 - 54       1 - 35       1 - 26       1 - 20       1 - 17       1 - 14
A-2B      WAL (yrs)                   10.61         7.29         5.35         4.02         2.97         1.91
          First Payment Date        4/25/2010    9/25/2008    12/25/2007   6/25/2007    3/25/2007    12/25/2006
          Expected Final Maturity   7/25/2033    8/25/2028    7/25/2023    10/25/2019   2/25/2017    10/25/2008
          Window                     54 - 333     35 - 274     26 - 213     20 - 168     17 - 136     14 - 36
M-1       WAL (yrs)                   11.38         7.79         5.86         4.98         4.81         5.81
          First Payment Date        11/25/2010   2/25/2009    1/25/2009    4/25/2009    8/25/2009    10/25/2008
          Expected Final Maturity   3/25/2031    2/25/2025    6/25/2020    4/25/2017    1/25/2015    2/25/2015
          Window                     61 - 305     40 - 232     39 - 176     42 - 138     46 - 111     36 - 112
M-2       WAL (yrs)                   11.30         7.71         5.76         4.77         4.30         4.23
          First Payment Date        11/25/2010   2/25/2009    12/25/2008   1/25/2009    3/25/2009    6/25/2009
          Expected Final Maturity   7/25/2029    4/25/2023    12/25/2018   2/25/2016    2/25/2014    8/25/2012
          Window                     61 - 285     40 - 210     38 - 158     39 - 124     41 - 100     44 - 82
M-3       WAL (yrs)                   11.21         7.63         5.70         4.66         4.14         3.92
          First Payment Date        11/25/2010   2/25/2009    12/25/2008   1/25/2009    3/25/2009    5/25/2009
          Expected Final Maturity   6/25/2027    4/25/2021    5/25/2017    11/25/2014   2/25/2013    10/25/2011
          Window                     61 - 260     40 - 186     38 - 139     39 - 109     41 - 88      43 - 72
B-1       WAL (yrs)                   11.16         7.58         5.65         4.63         4.07         3.84
          First Payment Date        11/25/2010   2/25/2009    11/25/2008   1/25/2009    2/25/2009    4/25/2009
          Expected Final Maturity   11/25/2026   10/25/2020   12/25/2016   7/25/2014    10/25/2012   8/25/2011
          Window                     61 - 253     40 - 180     37 - 134     39 - 105     40 - 84      42 - 70
B-2       WAL (yrs)                   11.09         7.53         5.60         4.57         4.03         3.75
          First Payment Date        11/25/2010   2/25/2009    11/25/2008   12/25/2008   1/25/2009    3/25/2009
          Expected Final Maturity   2/25/2026    2/25/2020    6/25/2016    2/25/2014    7/25/2012    5/25/2011
          Window                     61 - 244     40 - 172     37 - 128     38 - 100     39 - 81      41 - 67
B-3       WAL (yrs)                   10.99         7.45         5.54         4.51         3.96         3.67
          First Payment Date        11/25/2010   2/25/2009    11/25/2008   12/25/2008   1/25/2009    2/25/2009
          Expected Final Maturity   4/25/2025    6/25/2019    12/25/2015   9/25/2013    3/25/2012    1/25/2011
          Window                     61 - 234     40 - 164     37 - 122     38 - 95      39 - 77      40 - 63
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         26

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

--------------------------------------------------------------------------------
CPR (%)                                         20           25           30
--------------------------------------------------------------------------------
A-2A              WAL (yrs)                    1.20         0.94         0.77
                  First Payment Date        11/25/2005   11/25/2005   11/25/2005
                  Expected Final Maturity   6/25/2008    11/25/2007   6/25/2007
                  Window                      1 - 32       1 - 25       1 - 20

A-2B              WAL (yrs)                    6.00         4.66         3.64
                  First Payment Date        6/25/2008    11/25/2007   6/25/2007
                  Expected Final Maturity   9/25/2015    8/25/2013    2/25/2012
                  Window                     32 - 119     25 - 94      20 - 76

M-1               WAL (yrs)                    6.47         5.21         4.59
                  First Payment Date        11/25/2008   1/25/2009    4/25/2009
                  Expected Final Maturity   9/25/2015    8/25/2013    2/25/2012
                  Window                     37 - 119     39 - 94      42 - 76

M-2               WAL (yrs)                    6.47         5.17         4.44
                  First Payment Date        11/25/2008   12/25/2008   1/25/2009
                  Expected Final Maturity   9/25/2015    8/25/2013    2/25/2012
                  Window                     37 - 119     38 - 94      39 - 76

M-3               WAL (yrs)                    6.47         5.16         4.38
                  First Payment Date        11/25/2008   12/25/2008   1/25/2009
                  Expected Final Maturity   9/25/2015    8/25/2013    2/25/2012
                  Window                     37 - 119     38 - 94      39 - 76

B-1               WAL (yrs)                    6.47         5.16         4.38
                  First Payment Date        11/25/2008   12/25/2008   1/25/2009
                  Expected Final Maturity   9/25/2015    8/25/2013    2/25/2012
                  Window                     37 - 119     38 - 94      39 - 76

B-2               WAL (yrs)                    6.47         5.15         4.36
                  First Payment Date        11/25/2008   11/25/2008   12/25/2008
                  Expected Final Maturity   9/25/2015    8/25/2013    2/25/2012
                  Window                     37 - 119     37 - 94      38 - 76

B-3               WAL (yrs)                    6.47         5.15         4.35
                  First Payment Date        11/25/2008   11/25/2008   12/25/2008
                  Expected Final Maturity   9/25/2015    8/25/2013    2/25/2012
                  Window                     37 - 119     37 - 94      38 - 76
--------------------------------------------------------------------------------


CPR Sensitivity
To MATURITY

--------------------------------------------------------------------------------
CPR (%)                                         20           25           30
--------------------------------------------------------------------------------
A-2A              WAL (yrs)                    1.20         0.94         0.77
                  First Payment Date        11/25/2005   11/25/2005   11/25/2005
                  Expected Final Maturity   6/25/2008    11/25/2007   6/25/2007
                  Window                      1 - 32       1 - 25       1 - 20

A-2B              WAL (yrs)                    6.67         5.20         4.09
                  First Payment Date        6/25/2008    11/25/2007   6/25/2007
                  Expected Final Maturity   4/25/2027    3/25/2023    2/25/2020
                  Window                     32 - 258     25 - 209     20 - 172

M-1               WAL (yrs)                    7.15         5.76         5.04
                  First Payment Date        11/25/2008   1/25/2009    4/25/2009
                  Expected Final Maturity   10/25/2023   3/25/2020    8/25/2017
                  Window                     37 - 216     39 - 173     42 - 142

M-2               WAL (yrs)                    7.08         5.66         4.84
                  First Payment Date        11/25/2008   12/25/2008   1/25/2009
                  Expected Final Maturity   1/25/2022    9/25/2018    5/25/2016
                  Window                     37 - 195     38 - 155     39 - 127

M-3               WAL (yrs)                    7.00         5.58         4.73
                  First Payment Date        11/25/2008   12/25/2008   1/25/2009
                  Expected Final Maturity   2/25/2020    3/25/2017    1/25/2015
                  Window                     37 - 172     38 - 137     39 - 111

B-1               WAL (yrs)                    6.96         5.55         4.71
                  First Payment Date        11/25/2008   12/25/2008   1/25/2009
                  Expected Final Maturity   8/25/2019    9/25/2016    9/25/2014
                  Window                     37 - 166     38 - 131     39 - 107

B-2               WAL (yrs)                    6.90         5.49         4.65
                  First Payment Date        11/25/2008   11/25/2008   12/25/2008
                  Expected Final Maturity   1/25/2019    4/25/2016    5/25/2014
                  Window                     37 - 159     37 - 126     38 - 103

B-3               WAL (yrs)                    6.83         5.43         4.59
                  First Payment Date        11/25/2008   11/25/2008   12/25/2008
                  Expected Final Maturity   5/25/2018    9/25/2015    11/25/2013
                  Window                     37 - 151     37 - 119     38 - 97
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         27

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

Breakeven CDR Analysis
----------------------

------------------------------------------------------    --------- --------------- ---------------------------------
Assumptions:                                              Class             CDR %         Cumulative Loss (1)
PPC: 100%                                                 M-1              21.346               16.061%
Required Overcollateralization: Never steps
down                                                      M-2              14.487               12.456%
Sequential Trigger: As defined                            M-3              13.284               11.715%
Forward LIBOR                                             B-1              12.143               10.976%
Lag to Recovery: 12 Months                                B-2              11.047               10.231%
Loss Severity: 35%                                        B-3              10.047                9.519%
To Maturity
                                                          (1)  Expressed as a percentage of the aggregate principal
                                                          balance of the mortgage loans as of the Cut-off Date.

------------------------------------------------------    -----------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         28

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date   A-2A Cap (%)   A-2B Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)    B-3 Cap (%)
-----------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------    -----------
                    Actual/ 360    Actual/ 360    Actual/ 360   Actual/ 360   Actual/ 360   Actual/ 360   Actual/ 360    Actual/ 360
    November 2005          20.09          20.28         20.46         20.64         20.69         21.25         21.40          21.80
    December 2005          20.09          20.28         20.46         20.64         20.69         21.25         21.40          21.80
     January 2006          20.09          20.28         20.46         20.64         20.69         21.25         21.40          21.80
    February 2006          20.09          20.28         20.46         20.64         20.69         21.25         21.40          21.80
       March 2006          20.09          20.28         20.46         20.64         20.69         21.25         21.40          21.80
       April 2006          20.09          20.28         20.46         20.64         20.69         21.25         21.40          21.80
         May 2006          20.09          20.28         20.46         20.64         20.69         21.25         21.40          21.80
        June 2006          20.09          20.28         20.46         20.64         20.69         21.25         21.40          21.80
        July 2006          20.09          20.28         20.46         20.64         20.69         21.25         21.40          21.80
      August 2006          20.09          20.28         20.46         20.64         20.69         21.25         21.40          21.80
   September 2006          20.09          20.28         20.46         20.64         20.69         21.25         21.40          21.80
     October 2006          20.09          20.28         20.46         20.64         20.69         21.25         17.55          10.00
    November 2006          20.09          20.28         20.46         20.64         20.69         21.25         25.19          12.38
    December 2006          20.09          20.28         20.46         20.64         20.69         21.25         20.82          10.00
     January 2007          20.09          20.28         20.46         20.64         16.61         10.00         10.00          10.00
    February 2007          20.09          20.28         20.46         17.91         10.00         10.00         10.00          10.00
       March 2007          20.09          20.28         20.46         16.19         10.00         10.00         10.00          10.00
       April 2007          20.09          20.28         20.46         10.81         10.00         10.00         10.00          10.00
         May 2007          20.09          20.28         19.40         10.00         10.00         10.00         10.00          10.00
        June 2007          20.09          20.28         17.17         10.00         10.00         10.00         10.00          10.00
        July 2007          20.09          20.28         15.65         10.00         10.00         10.00         10.00          10.00
      August 2007          10.53          10.53         10.00         10.00         10.00         10.00         10.00          10.00
   September 2007          10.47          10.47         10.00         10.00         10.00         10.00         10.00          10.00
     October 2007          10.66          10.66         10.00         10.00         10.00         10.00         10.00          10.00
    November 2007          10.37          10.37         10.00         10.00         10.00         10.00         10.00          10.00
    December 2007          10.58          10.58         10.00         10.00         10.00         10.00         10.00          10.00
     January 2008             --          10.31         10.00         10.00         10.00         10.00         10.00          10.00
    February 2008             --          11.54         10.00         10.00         10.00         10.00         10.00          10.00
       March 2008             --          12.13         10.00         10.00         10.00         10.00         10.00          10.00
       April 2008             --          11.52         10.00         10.00         10.00         10.00         10.00          10.00
         May 2008             --          11.82         10.00         10.00         10.00         10.00         10.00          10.00
        June 2008             --          11.53         10.00         10.00         10.00         10.00         10.00          10.00
        July 2008             --          11.85         10.00         10.00         10.00         10.00         10.00          10.00
      August 2008             --          12.76         10.00         10.00         10.00         10.00         10.00          10.00
   September 2008             --          12.80         10.00         10.00         10.00         10.00         10.00          10.00
     October 2008             --          13.18         10.22         10.22         10.22         10.22         10.22          10.22
    November 2008             --          37.45         10.00         10.00         10.00         10.00         10.00          10.00
    December 2008             --          15.86         10.22         10.22         10.22         10.22         10.22          10.22
     January 2009             --          15.26         10.00         10.00         10.00         10.00         10.00          10.00
    February 2009             --          15.96         10.70         10.70         10.70         10.70         10.70          10.70
       March 2009             --          17.27         11.84         11.84         11.84         11.84         11.84          11.84
       April 2009             --          15.67         10.69         10.69         10.69         10.69         10.69          10.69
         May 2009             --          16.10         11.05         11.05         11.05         11.05         11.05          11.05
        June 2009             --          15.60         10.69         10.69         10.69         10.69         10.69          10.69
        July 2009             --          16.04         11.05         11.05         11.05         11.05         11.05          11.05
      August 2009             --          15.58         10.73         10.73         10.73         10.73         10.73          10.73
   September 2009             --          15.55         10.73         10.73         10.73         10.73         10.73          10.73
     October 2009             --          15.98         11.08         11.08         11.08         11.08         11.08          11.08
    November 2009             --          15.49         10.72         10.72         10.72         10.72         10.72          10.72
    December 2009             --          15.92         11.08         11.08         11.08         11.08         11.08          11.08

(1)Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.

(2)Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         29

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)


Distribution Date   A-2A Cap (%)   A-2B Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)    B-3 Cap (%)
-----------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------    -----------
                    Actual/ 360    Actual/ 360    Actual/ 360   Actual/ 360   Actual/ 360   Actual/ 360   Actual/ 360    Actual/ 360

     January 2010             --          15.43         10.72         10.72         10.72         10.72         10.72          10.72
    February 2010             --          15.42         10.75         10.75         10.75         10.75         10.75          10.75
       March 2010             --          16.88         11.90         11.90         11.90         11.90         11.90          11.90
       April 2010             --          15.37         10.75         10.75         10.75         10.75         10.75          10.75
         May 2010             --          15.81         11.10         11.10         11.10         11.10         11.10          11.10
        June 2010             --          15.32         10.74         10.74         10.74         10.74         10.74          10.74
        July 2010             --          15.76         11.10         11.10         11.10         11.10         11.10          11.10
      August 2010             --          14.26         10.76         10.76         10.76         10.76         10.76          10.76
   September 2010             --          14.26         10.76         10.76         10.76         10.76         10.76          10.76
     October 2010             --          14.73         11.11         11.11         11.11         11.11         11.11          11.11
    November 2010             --          14.26         10.76         10.76         10.76         10.76         10.76          10.76
    December 2010             --          14.73         11.11         11.11         11.11         11.11         11.11          11.11
     January 2011             --          14.25         10.75         10.75         10.75         10.75         10.75          10.75
    February 2011             --          14.27         10.76         10.76         10.76         10.76         10.76          10.76
       March 2011             --          15.80         11.92         11.92         11.92         11.92         11.92          11.92
       April 2011             --          14.27         10.76         10.76         10.76         10.76         10.76          10.76
         May 2011             --          14.75         11.12         11.12         11.12         11.12         11.12          11.12
        June 2011             --          14.27         10.76         10.76         10.76         10.76         10.76          10.76
        July 2011             --          14.75         11.12         11.12         11.12         11.12         11.12          11.12
      August 2011             --          14.29         10.77         10.77         10.77         10.77         10.77          10.77
   September 2011             --          14.29         10.77         10.77         10.77         10.77         10.77          10.77
     October 2011             --          14.76         11.13         11.13         11.13         11.13         11.13          11.13
    November 2011             --          14.29         10.77         10.77         10.77         10.77         10.77          10.77
    December 2011             --          14.76         11.13         11.13         11.13         11.13         11.13          11.13
     January 2012             --          14.29         10.77         10.77         10.77         10.77         10.77          10.77
    February 2012             --          14.30         10.77         10.77         10.77         10.77         10.77          10.77
       March 2012             --          15.28         11.52         11.52         11.52         11.52         11.52          11.52
       April 2012             --          14.30         10.77         10.77         10.77         10.77         10.77          10.77
         May 2012             --          14.77         11.13         11.13         11.13         11.13         11.13          11.13
        June 2012             --          14.30         10.77         10.77         10.77         10.77         10.77          10.77
        July 2012             --          14.77         11.13         11.13         11.13         11.13         11.13          11.13
      August 2012             --          14.30         10.77         10.77         10.77         10.77         10.77          10.77
   September 2012             --          14.30         10.77         10.77         10.77         10.77         10.77          10.77
     October 2012             --          14.77         11.13         11.13         11.13         11.13         11.13          11.13
    November 2012             --          14.30         10.77         10.77         10.77         10.77         10.77          10.77
    December 2012             --          14.77         11.12         11.12         11.12         11.12         11.12          11.12
     January 2013             --          14.30         10.76         10.76         10.76         10.76         10.76          10.76
    February 2013             --          14.30         10.76         10.76         10.76         10.76         10.76          10.76
       March 2013             --          15.83         11.92         11.92         11.92         11.92         11.92          11.92
       April 2013             --          14.29         10.76         10.76         10.76         10.76         10.76          10.76
         May 2013             --          14.77         11.12         11.12         11.12         11.12         11.12          11.12
        June 2013             --          14.29         10.76         10.76         10.76         10.76         10.76          10.76
        July 2013             --          14.77         11.12         11.12         11.12         11.12         11.12          11.12
      August 2013             --          14.29         10.76         10.76         10.76         10.76         10.76          10.76
   September 2013             --          14.29         10.76         10.76         10.76         10.76         10.76          10.76
     October 2013             --          14.77         11.11         11.11         11.11         11.11         11.11          11.11
    November 2013             --          14.29         10.75         10.75         10.75         10.75         10.75          10.75
    December 2013             --          14.77         11.11         11.11         11.11         11.11         11.11          11.11
     January 2014             --          14.29         10.75         10.75         10.75         10.75         10.75          10.75
    February 2014             --          14.29         10.75         10.75         10.75         10.75         10.75          10.75

(1)Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.

(2)Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         30

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)


Distribution Date   A-2A Cap (%)   A-2B Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)    B-3 Cap (%)
-----------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------    -----------
                    Actual/ 360    Actual/ 360    Actual/ 360   Actual/ 360   Actual/ 360   Actual/ 360   Actual/ 360    Actual/ 360

       March 2014             --          15.83         11.90         11.90         11.90         11.90         11.90          11.90
       April 2014             --          14.29         10.75         10.75         10.75         10.75         10.75          10.75
         May 2014             --          13.64         11.11         11.11         11.11         11.11         11.11          11.11
        June 2014             --          11.65         10.75         10.75         10.75         10.75         10.75          10.75
        July 2014             --          12.06         11.11         11.11         11.11         11.11         11.11          11.11
      August 2014             --          11.70         10.75         10.75         10.75         10.75         10.75          10.75
   September 2014             --          11.72         10.75         10.75         10.75         10.75         10.75          10.75
     October 2014             --          12.14         11.10         11.10         11.10         11.10         11.10          11.10
    November 2014             --          11.78         10.74         10.74         10.74         10.74         10.74          10.74
    December 2014             --          12.20         11.10         11.10         11.10         11.10         11.10          11.10
     January 2015             --          11.83         10.74         10.74         10.74         10.74         10.74          10.74
    February 2015             --          11.86         10.74         10.74         10.74         10.74         10.74          10.74
       March 2015             --          13.17         11.89         11.89         11.89         11.89         11.89          11.89
       April 2015             --          11.92         10.74         10.74         10.74         10.74         10.74          10.74
         May 2015             --          12.35         11.10         11.10         11.10         11.10         11.10          11.10
        June 2015             --          11.99         10.74         10.74         10.74         10.74         10.74          10.74
        July 2015             --          12.42         11.10         11.10         11.10         11.10         11.10          11.10
      August 2015             --          12.06         10.74         10.74         10.74         10.74         10.74          10.74
   September 2015             --          12.09         10.74         10.74         10.74         10.74         10.74          10.74
     October 2015             --          12.53         11.09         11.09         11.09         11.09         11.09          11.09
    November 2015             --          12.16         10.74         10.74         10.74         10.74         10.74          10.74
    December 2015             --          12.61         11.09         11.09         11.09         11.09         11.09          11.09
     January 2016             --          12.24         10.73         10.73         10.73         10.73         10.73             --
    February 2016             --          12.28         10.73         10.73         10.73         10.73         10.73             --
       March 2016             --          13.17         11.47         11.47         11.47         11.47         11.47             --
       April 2016             --          12.36         10.73         10.73         10.73         10.73         10.73             --
         May 2016             --          12.82         11.09         11.09         11.09         11.09         11.09             --
        June 2016             --          12.45         10.73         10.73         10.73         10.73         10.73             --
        July 2016             --          12.91         11.09         11.09         11.09         11.09         11.09             --
      August 2016             --          12.54         10.73         10.73         10.73         10.73            --             --
   September 2016             --          12.59         10.73         10.73         10.73         10.73            --             --
     October 2016             --          13.06         11.08         11.08         11.08         11.08            --             --
    November 2016             --          12.69         10.73         10.73         10.73         10.73            --             --
    December 2016             --          13.17         11.08         11.08         11.08         11.08            --             --
     January 2017             --          12.79         10.73         10.73         10.73         10.73            --             --
    February 2017             --          12.85         10.72         10.72         10.72            --            --             --
       March 2017             --          14.29         11.87         11.87         11.87            --            --             --
       April 2017             --          12.96         10.72         10.72         10.72            --            --             --
         May 2017             --          13.45         11.08         11.08         11.08            --            --             --
        June 2017             --          13.08         10.72         10.72         10.72            --            --             --
        July 2017             --          13.58         11.08         11.08            --            --            --             --
      August 2017             --          13.21         10.72         10.72            --            --            --             --
   September 2017             --          13.27         10.72         10.72            --            --            --             --
     October 2017             --          13.78         11.08         11.08            --            --            --             --
    November 2017             --          13.41         10.72         10.72            --            --            --             --
    December 2017             --          13.93         11.08         11.08            --            --            --             --
     January 2018             --          13.55         10.72         10.72            --            --            --             --
    February 2018             --          13.62         10.72         10.72            --            --            --             --
       March 2018             --          15.17         11.86         11.86            --            --            --             --
       April 2018             --          13.78         10.72         10.72            --            --            --             --

(1)Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.

(2)Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         31

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)

Distribution Date   A-2A Cap (%)   A-2B Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)    B-3 Cap (%)
-----------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------    -----------
                    Actual/ 360    Actual/ 360    Actual/ 360   Actual/ 360   Actual/ 360   Actual/ 360   Actual/ 360    Actual/ 360
         May 2018             --          14.32         11.07         11.07            --            --            --             --
        June 2018             --          13.94         10.71         10.71            --            --            --             --
        July 2018             --          14.49         11.07         11.07            --            --            --             --
      August 2018             --          14.11         10.71         10.71            --            --            --             --
   September 2018             --          14.20         10.71         10.71            --            --            --             --
     October 2018             --          14.77         11.07         11.07            --            --            --             --
    November 2018             --          14.38         10.71         10.71            --            --            --             --
    December 2018             --          14.96         11.07         11.07            --            --            --             --
     January 2019             --          14.58         10.71         10.71            --            --            --             --
    February 2019             --          14.68         10.71            --            --            --            --             --
       March 2019             --          16.37         11.86            --            --            --            --             --
       April 2019             --          14.89         10.71            --            --            --            --             --
         May 2019             --          15.50         11.07            --            --            --            --             --
        June 2019             --          15.11         10.71            --            --            --            --             --
        July 2019             --          15.74         11.07            --            --            --            --             --
      August 2019             --          15.35         10.71            --            --            --            --             --
   September 2019             --          15.47         10.71            --            --            --            --             --
     October 2019             --          16.11         11.06            --            --            --            --             --
    November 2019             --          15.72         10.71            --            --            --            --             --
    December 2019             --          16.38         11.06            --            --            --            --             --
     January 2020             --          15.99         10.71            --            --            --            --             --
    February 2020             --          16.13         10.71            --            --            --            --             --
       March 2020             --          17.39         11.44            --            --            --            --             --
       April 2020             --          16.42         10.70            --            --            --            --             --
         May 2020             --          17.12         11.06            --            --            --            --             --
        June 2020             --          16.72         10.70            --            --            --            --             --
        July 2020             --          17.44         11.06            --            --            --            --             --
      August 2020             --          17.06            --            --            --            --            --             --
   September 2020             --          17.33            --            --            --            --            --             --
     October 2020             --          18.21            --            --            --            --            --             --
    November 2020             --          17.93            --            --            --            --            --             --
    December 2020             --          18.87            --            --            --            --            --             --
     January 2021             --          18.61            --            --            --            --            --             --
    February 2021             --          18.98            --            --            --            --            --             --
       March 2021             --          21.46            --            --            --            --            --             --
       April 2021             --          19.81            --            --            --            --            --             --
         May 2021             --          20.95            --            --            --            --            --             --
        June 2021             --          20.76            --            --            --            --            --             --
        July 2021             --          22.01            --            --            --            --            --             --
      August 2021             --          21.88            --            --            --            --            --             --
   September 2021             --          22.50            --            --            --            --            --             --
     October 2021             --          23.96            --            --            --            --            --             --
    November 2021             --          23.93            --            --            --            --            --             --
    December 2021             --          25.58            --            --            --            --            --             --
     January 2022             --          25.65            --            --            --            --            --             --
    February 2022             --          26.65            --            --            --            --            --             --
       March 2022             --          30.73            --            --            --            --            --             --
       April 2022             --          29.00            --            --            --            --            --             --
         May 2022             --          31.40            --            --            --            --            --             --
        June 2022             --          31.97            --            --            --            --            --             --

(1)Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.

(2)Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         32

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)


Distribution Date   A-2A Cap (%)   A-2B Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)    B-3 Cap (%)
-----------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------    -----------
                    Actual/ 360    Actual/ 360    Actual/ 360   Actual/ 360   Actual/ 360   Actual/ 360   Actual/ 360    Actual/ 360
        July 2022             --          34.89            --            --            --            --            --             --
      August 2022             --          35.84            --            --            --            --            --             --
   September 2022             --          38.26            --            --            --            --            --             --
     October 2022             --          42.48            --            --            --            --            --             --
    November 2022             --          44.51            --            --            --            --            --             --
    December 2022             --          50.27            --            --            --            --            --             --
     January 2023             --          53.79            --            --            --            --            --             --
    February 2023             --          60.34            --            --            --            --            --             --
       March 2023             --          76.37            --            --            --            --            --             --
       April 2023             --          80.87            --            --            --            --            --             --
         May 2023             --         101.57            --            --            --            --            --             --
        June 2023             --         126.25            --            --            --            --            --             --
        July 2023             --         184.29            --            --            --            --            --             --
      August 2023             --         309.85            --            --            --            --            --             --
   September 2023             --        *                  --            --            --            --            --             --


* On the distributed date in September 2023, the Class A-2B Certificate Balance will be $48,758 and the interest paid is $159,761.

(1)Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.

(2)Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         33

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------


                             Notional Swap Schedule

Period   Accrual Start Date       Pay date   Swap Notional Schedule

     1            11/3/2005     11/25/2005   $     1,162,489,625.21
     2           11/25/2005     12/25/2005   $     1,129,760,525.78
     3           12/25/2005      1/25/2006   $     1,096,009,961.60
     4            1/25/2006      2/25/2006   $     1,061,345,447.15
     5            2/25/2006      3/25/2006   $     1,025,878,195.39
     6            3/25/2006      4/25/2006   $       989,722,519.71
     7            4/25/2006      5/25/2006   $       952,995,205.70
     8            5/25/2006      6/25/2006   $       915,814,857.22
     9            6/25/2006      7/25/2006   $       878,301,221.72
    10            7/25/2006      8/25/2006   $       840,574,499.69
    11            8/25/2006      9/25/2006   $       802,754,644.05
    12            9/25/2006     10/25/2006   $       764,961,083.92
    13           10/25/2006     11/25/2006   $       727,321,623.08
    14           11/25/2006     12/25/2006   $       691,552,608.11
    15           12/25/2006      1/25/2007   $       657,560,139.48
    16            1/25/2007      2/25/2007   $       625,255,050.79
    17            2/25/2007      3/25/2007   $       594,552,748.94
    18            3/25/2007      4/25/2007   $       565,372,896.83
    19            4/25/2007      5/25/2007   $       537,639,253.00
    20            5/25/2007      6/25/2007   $       511,279,456.60
    21            6/25/2007      7/25/2007   $       484,393,881.30
    22            7/25/2007      8/25/2007   $        81,826,508.66
    23            8/25/2007      9/25/2007   $        76,628,271.71
    24            9/25/2007     10/25/2007   $        71,867,846.35
    25           10/25/2007     11/25/2007   $        67,498,996.53
    26           11/25/2007     12/25/2007   $        63,486,894.35
    27           12/25/2007      1/25/2008   $        59,868,348.74
    28            1/25/2008      2/25/2008   $        56,573,635.26
    29            2/25/2008      3/25/2008   $        53,551,454.23
    30            3/25/2008      4/25/2008   $        50,762,931.89
    31            4/25/2008      5/25/2008   $        48,177,846.16
    32            5/25/2008      6/25/2008   $        45,772,146.21
    33            6/25/2008      7/25/2008   $        43,267,899.94
    34            7/25/2008      8/25/2008   $        38,752,093.81
    35            8/25/2008      9/25/2008   $        36,969,736.94
    36            9/25/2008     10/25/2008   $        35,273,736.00
    37           10/25/2008     11/25/2008   $        33,659,204.46
    38           11/25/2008     12/25/2008   $        32,121,678.40
    39           12/25/2008      1/25/2009   $        30,654,317.75
    40            1/25/2009      1/25/2009   $        29,253,918.71
    41            2/25/2009      2/25/2009   $        27,917,424.09
    42            3/25/2009      3/25/2009   $        26,641,916.60
    43            4/25/2009      4/25/2009   $        25,424,612.36
    44            5/25/2009      5/25/2009   $        24,262,854.84
    45            6/25/2009      6/25/2009   $        23,154,108.95
    46            7/25/2009      7/25/2009   $        22,095,955.54
    47            8/25/2009      8/25/2009   $        21,086,086.00
    48            9/25/2009      9/25/2009   $        20,122,297.26
    49           10/25/2009     10/25/2009   $        19,202,486.93
    50           11/25/2009     11/25/2009   $        18,324,648.63
    51           12/25/2009     12/25/2009   $        17,486,867.69
    52            1/25/2010      1/25/2010   $        16,687,316.86
    53            2/25/2010      2/25/2010   $        15,924,252.35
    54            3/25/2010      3/25/2010   $        15,196,009.99
    55            4/25/2010      4/25/2010   $        14,501,001.59
    56            5/25/2010      5/25/2010   $        13,837,711.48
    57            6/25/2010      6/25/2010   $        13,204,693.15
    58            7/25/2010      7/25/2010   $                   --


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         34

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                   October 19, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR5
--------------------------------------------------------------------------------

                           Interest Rate Cap Schedules

                          Class M Cap Notional Balance
                    ------------------------------------------------------
                                                               Index Rate
Distribution Date    Balance (%)    Strike (%)   Ceiling (%)   Mulitiplier
November 2005       14,356,800.00        9.540         9.540         10.00
December 2005       14,356,800.00        9.540         9.540         10.00
January 2006        14,356,800.00        9.540         9.540         10.00
February 2006       14,356,800.00        9.540         9.540         10.00
March 2006          14,356,800.00        9.540         9.540         10.00
April 2006          14,356,800.00        9.540         9.540         10.00
May 2006            14,356,800.00        9.540         9.540         10.00
June 2006           14,356,800.00        9.540         9.540         10.00
July 2006           14,356,800.00        9.540         9.540         10.00
August 2006         14,356,800.00        9.540         9.540         10.00
September 2006      14,356,800.00        9.540         9.540         10.00
October 2006        14,356,800.00        9.540         9.540         10.00
November 2006       14,356,800.00        6.570         9.540         10.00
December 2006       14,356,800.00        5.680         9.540         10.00
January 2007        14,356,800.00        5.480         9.540         10.00
February 2007       14,356,800.00        5.480         9.540         10.00
March 2007          14,356,800.00        6.120         9.540         10.00
April 2007          14,356,800.00        5.480         9.540         10.00
May 2007            14,356,800.00        5.680         9.540         10.00
June 2007           14,356,800.00        5.480         9.540         10.00
July 2007           14,356,800.00        5.690         9.540         10.00
August 2007         14,356,800.00        7.060         9.540         10.00
September 2007      14,356,800.00        7.060         9.540         10.00
October 2007        14,356,800.00        7.310         9.540         10.00
November 2007       14,356,800.00        7.060         9.540         10.00
December 2007       14,356,800.00        7.310         9.540         10.00
January 2008        14,356,800.00        7.060         9.540         10.00
February 2008       14,356,800.00        8.220         9.540         10.00
March 2008          14,356,800.00        8.820         9.540         10.00
April 2008          14,356,800.00        8.220         9.540         10.00
May 2008            14,356,800.00        8.510         9.540         10.00
June 2008           14,356,800.00        8.220         9.540         10.00
July 2008           14,356,800.00        8.520         9.540         10.00
August 2008         14,356,800.00        9.430         9.540         10.00
September 2008      14,356,800.00        9.430         9.540         10.00
October 2008        14,356,800.00        9.540         9.540         10.00
November 2008       14,356,800.00        9.430         9.540         10.00
December 2008       14,356,800.00        9.540         9.540         10.00
January 2009        13,461,385.14        9.430         9.540         10.00
February 2009                  --           --            --            --


                          Class B Cap Notional Balance
                     -----------------------------------------------------
                                                               Index Rate
Distribution Date    Balance (%)    Strike (%)   Ceiling (%)   Mulitiplier
November 2005        4,068,700.00        8.750         8.750         10.00
December 2005        4,068,700.00        8.750         8.750         10.00
January 2006         4,068,700.00        8.750         8.750         10.00
February 2006        4,068,700.00        8.750         8.750         10.00
March 2006           4,068,700.00        8.750         8.750         10.00
April 2006           4,068,700.00        8.750         8.750         10.00
May 2006             4,068,700.00        8.750         8.750         10.00
June 2006            4,068,700.00        8.750         8.750         10.00
July 2006            4,068,700.00        8.750         8.750         10.00
August 2006          4,068,700.00        8.750         8.750         10.00
September 2006       4,068,700.00        4.690         8.750         10.00
October 2006         4,068,700.00        4.890         8.750         10.00
November 2006        4,068,700.00        4.690         8.750         10.00
December 2006        4,068,700.00        4.890         8.750         10.00
January 2007         4,068,700.00        4.690         8.750         10.00
February 2007        4,068,700.00        4.690         8.750         10.00
March 2007           4,068,700.00        5.330         8.750         10.00
April 2007           4,068,700.00        4.690         8.750         10.00
May 2007             4,068,700.00        4.890         8.750         10.00
June 2007            4,068,700.00        4.690         8.750         10.00
July 2007            4,068,700.00        4.900         8.750         10.00
August 2007          4,068,700.00        6.270         8.750         10.00
September 2007       4,068,700.00        6.270         8.750         10.00
October 2007         4,068,700.00        6.520         8.750         10.00
November 2007        4,068,700.00        6.270         8.750         10.00
December 2007        4,068,700.00        6.520         8.750         10.00
January 2008         4,068,700.00        6.270         8.750         10.00
February 2008        4,068,700.00        7.430         8.750         10.00
March 2008           4,068,700.00        8.030         8.750         10.00
April 2008           4,068,700.00        7.430         8.750         10.00
May 2008             4,068,700.00        7.720         8.750         10.00
June 2008            4,068,700.00        7.430         8.750         10.00
July 2008            4,068,700.00        7.730         8.750         10.00
August 2008          4,068,700.00        8.640         8.750         10.00
September 2008       4,068,700.00        8.640         8.750         10.00
October 2008         4,068,700.00        8.750         8.750         10.00
November 2008        4,068,700.00        8.640         8.750         10.00
December 2008        3,478,927.01        8.750         8.750         10.00
January 2009         3,296,658.33        8.640         8.750         10.00
February 2009                  --           --            --            --


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. The Information contained herein will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         35

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records
================================================================================

--------------------------------------------------------------------------------
Termsheet Statistics
--------------------------------------------------------------------------------
Cut-off date principal balance of group mortgage loans: $1,162,489,625
Cut-off date principal balance of group fixed-rate mortgage loans: $167,460,353 Cut-off date principal balance of group adjustable-rate mortgage loans:
$995,029,272
Mortgage Rates:
Weighted Average: 7.315%
Maximum Coupon: 13.750%
Minimum Coupon: 5.150%
Adjustable-rate Margin:
Weighted Average: 6.282%
Maximum Margin: 6.990%
Minimum Margin: 3.000%
Weighted Average Months to Roll: 22
Weighted average remaining term to maturity (in months): 356
Weighted average remaining interest-only term of interest-only loans
(in months): 57
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Product                                        Mortgage        Principal     Principal   Interest        Term   Original  Effective
Types                                             Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                                       15         $116,471          0.01     12.034         57       94.13      94.13
Fixed - 10 Year                                     151        1,488,153          0.13     11.891        117       95.32      95.32
Fixed - 15 Year                                     109        3,165,536          0.27      9.873        177       84.60      82.52
Fixed - 20 Year                                      98        3,832,243          0.33      9.066        237       89.92      82.92
Fixed - 25 Year                                       2          728,910          0.06      6.627        297       87.24      73.45
Fixed - 30 Year                                   1,317      158,129,040         13.60      8.164        357       86.84      75.75
ARM - 2 Year/6 Month LIBOR                        2,988      692,863,778         59.60      7.424        357       81.36      65.26
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only     885      260,521,716         22.41      6.501        357       81.49      67.36
ARM - 3 Year/6 Month LIBOR                           86       19,105,929          1.64      7.181        357       83.25      63.65
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only      42       11,974,003          1.03      6.392        357       79.73      66.55
ARM - 5 Year/6 Month LIBOR                           30       10,563,846          0.91      6.813        357       81.44      66.18
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 1  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Range of                                         Number          Cut-off       Cut-off    Average     Average    Average    Average
Gross                                                of             Date          Date      Gross   Remaining   Combined   Combined
Interest                                       Mortgage        Principal     Principal   Interest        Term   Original  Effective
Rates (%)                                         Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                                     312     $103,955,381          8.94      5.778        357       79.42      64.32
6.000% - 6.999%                                   1,562      446,289,857         38.39      6.575        356       80.60      63.89
7.000% - 7.999%                                   1,575      366,281,379         31.51      7.519        356       82.23      65.25
8.000% - 8.999%                                     938      159,699,006         13.74      8.425        357       83.68      71.34
9.000% - 9.999%                                     563       48,210,961          4.15      9.488        354       90.25      88.06
10.000% - 10.999%                                   407       25,947,322          2.23     10.521        345       92.47      92.28
11.000% - 11.999%                                   234       10,179,541          0.88     11.328        328       92.83      92.83
12.000% - 12.999%                                   122        1,817,567          0.16     12.308        197       86.62      86.62
13.000% - 13.999%                                    10          108,610          0.01     13.313        139       90.70      90.70
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 13.750%
Weighted Average: 7.315%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 2  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Range of                                         Number          Cut-off       Cut-off    Average     Average    Average    Average
Cut-off                                              of             Date          Date      Gross   Remaining   Combined   Combined
Date Principal                                 Mortgage        Principal     Principal   Interest        Term   Original  Effective
Balances ($)                                      Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                                        323       $4,484,717          0.39     11.211        183       96.97      96.97
$25,001 - $50,000                                   415       15,082,586          1.30      9.991        346       99.22      99.14
$50,001 - $75,000                                   412       25,463,623          2.19      9.479        353       90.91      88.51
$75,001 - $100,000                                  463       40,545,216          3.49      8.507        355       85.53      76.57
$100,001 - $125,000                                 547       61,403,999          5.28      8.021        356       84.14      69.08
$125,001 - $150,000                                 442       60,763,452          5.23      7.853        356       82.64      66.44
$150,001 - $175,000                                 423       68,320,033          5.88      7.501        356       81.89      64.66
$175,001 - $200,000                                 402       75,364,718          6.48      7.334        356       80.46      63.66
$200,001 - $225,000                                 328       70,096,873          6.03      7.162        357       81.09      63.17
$225,001 - $250,000                                 251       59,705,013          5.14      7.238        356       79.81      63.42
$250,001 - $275,000                                 224       58,758,689          5.05      7.104        356       81.23      63.99
$275,001 - $300,000                                 211       60,789,904          5.23      6.971        357       80.18      63.69
$300,001 - $325,000                                 198       61,997,280          5.33      7.094        357       82.50      64.01
$325,001 - $350,000                                 176       59,309,439          5.10      6.982        357       81.98      64.65
$350,001 - $375,000                                 133       48,073,422          4.14      6.900        356       80.94      63.59
$375,001 - $400,000                                 119       46,212,006          3.98      6.899        357       80.84      65.07
$400,001 - $425,000                                  93       38,432,447          3.31      7.071        356       81.52      65.80
$425,001 - $450,000                                 114       50,100,821          4.31      6.855        357       82.38      65.20
$450,001 - $475,000                                  74       34,313,897          2.95      6.893        357       82.44      66.25
$475,001 - $500,000                                  65       31,624,739          2.72      6.878        357       82.52      65.95
$500,001 - $750,000                                 301      183,897,755         15.82      6.994        357       81.62      70.66
$750,001 - $1,000,000                                 9        7,748,995          0.67      6.002        357       77.59      77.59
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $997,139
Average: $203,126
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
Original                                             of             Date          Date      Gross   Remaining   Combined   Combined
Terms                                          Mortgage        Principal     Principal   Interest        Term   Original  Effective
(months)                                          Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
60                                                   15         $116,471          0.01     12.034         57       94.13      94.13
120                                                 151        1,488,153          0.13     11.891        117       95.32      95.32
180                                                 109        3,165,536          0.27      9.873        177       84.60      82.52
240                                                  98        3,832,243          0.33      9.066        237       89.92      82.92
300                                                   2          728,910          0.06      6.627        297       87.24      73.45
359                                                   6        1,861,853          0.16      6.482        355       79.45      66.31
360                                               5,342    1,151,296,459         99.04      7.298        357       82.16      67.17
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:  60
Maximum:  360
Weighted Average:  359
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 3  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Range of                                         Number          Cut-off       Cut-off    Average     Average    Average    Average
Remaining                                            of             Date          Date      Gross   Remaining   Combined   Combined
Terms                                          Mortgage        Principal     Principal   Interest        Term   Original  Effective
(months)                                          Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1 - 60                                               15         $116,471          0.01     12.034         57       94.13      94.13
61 - 120                                            151        1,488,153          0.13     11.891        117       95.32      95.32
121 - 180                                           109        3,165,536          0.27      9.873        177       84.60      82.52
181 - 240                                            98        3,832,243          0.33      9.066        237       89.92      82.92
241 - 300                                             2          728,910          0.06      6.627        297       87.24      73.45
301 - 360                                         5,348    1,153,158,312         99.20      7.297        357       82.16      67.17
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:  56
Maximum:  357
Weighted Average:  356
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Range of                                         Number          Cut-off       Cut-off    Average     Average    Average    Average
Combined                                             of             Date          Date      Gross   Remaining   Combined   Combined
Original                                       Mortgage        Principal     Principal   Interest        Term   Original  Effective
LTV Ratios (%)                                    Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                                       1          $50,345          0.00     10.990        357       12.00      12.00
15.01% - 20.00%                                       1          100,732          0.01      6.650        357       19.80      19.80
20.01% - 25.00%                                       2          228,425          0.02      7.076        236       23.01      23.01
25.01% - 30.00%                                       6          624,031          0.05      8.673        357       27.76      27.76
30.01% - 35.00%                                       6        1,038,479          0.09      8.293        357       32.49      32.49
35.01% - 40.00%                                      12        1,507,742          0.13      7.800        332       37.58      37.58
40.01% - 45.00%                                      14        2,173,832          0.19      7.851        357       43.07      43.07
45.01% - 50.00%                                      22        3,238,855          0.28      7.520        357       48.05      48.05
50.01% - 55.00%                                      40        8,175,301          0.70      7.085        351       53.15      53.15
55.01% - 60.00%                                      66       14,733,185          1.27      7.495        356       58.23      58.23
60.01% - 65.00%                                     109       23,990,794          2.06      7.703        354       63.65      61.55
65.01% - 70.00%                                     151       36,301,308          3.12      7.838        357       69.05      63.99
70.01% - 75.00%                                     227       56,873,219          4.89      7.360        357       73.85      65.48
75.01% - 80.00%                                   2,189      564,695,406         48.58      6.893        357       79.85      63.70
80.01% - 85.00%                                     497      124,282,522         10.69      7.176        356       84.47      68.91
85.01% - 90.00%                                     983      215,548,694         18.54      7.439        356       89.72      66.55
90.01% - 95.00%                                     305       26,806,585          2.31      8.070        340       94.83      73.70
95.01% - 100.00%                                  1,092       82,120,169          7.06      9.424        350       99.94      99.94
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:  12.00%
Maximum:  100.00%
Weighted Average:  82.21%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 4  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Range                                            Number          Cut-off       Cut-off    Average     Average    Average    Average
of                                                   of             Date          Date      Gross   Remaining   Combined   Combined
Gross                                          Mortgage        Principal     Principal   Interest        Term   Original  Effective
Margins (%)                                       Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,692     $167,460,353         14.41      8.246        348       86.95      76.22
1.000% - 3.500%                                       1          301,500          0.03      6.950        357       90.00      60.00
4.001% - 4.500%                                       5        1,411,842          0.12      5.172        357       77.43      60.00
4.501% - 5.000%                                      82       26,351,962          2.27      5.505        357       79.16      63.64
5.001% - 5.500%                                     332      110,700,784          9.52      5.954        357       80.02      63.89
5.501% - 6.000%                                     679      196,747,495         16.92      6.444        357       80.46      64.17
6.001% - 6.500%                                     759      202,030,725         17.38      6.921        357       81.31      64.87
6.501% - 7.000%                                   2,173      457,484,963         39.35      7.964        357       82.35      67.54
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  3.000%
Maximum:  6.990%
Non-Zero Weighted Average:  6.282%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
Range                                                          Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
of                                               Number          Cut-off       Cut-off    Average     Average    Average    Average
Minimum                                              of             Date          Date      Gross   Remaining   Combined   Combined
Mortgage                                       Mortgage        Principal     Principal   Interest        Term   Original  Effective
Rates (%)                                         Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,692     $167,460,353         14.41      8.246        348       86.95      76.22
5.001% - 5.500%                                      51       15,786,109          1.36      5.389        357       78.73      63.31
5.501% - 6.000%                                     283       94,243,503          8.11      5.858        357       79.70      64.24
6.001% - 6.500%                                     579      176,244,126         15.16      6.343        357       80.54      63.79
6.501% - 7.000%                                     796      216,596,417         18.63      6.812        357       80.91      64.54
7.001% - 7.500%                                     677      167,678,956         14.42      7.308        357       82.07      64.99
7.501% - 8.000%                                     738      163,385,987         14.05      7.790        357       82.99      66.52
8.001% - 8.500%                                     445       91,359,148          7.86      8.268        357       83.72      69.54
8.501% - 9.000%                                     272       43,428,127          3.74      8.757        357       82.51      73.27
9.001% - 9.500%                                      83       12,041,411          1.04      9.276        357       80.09      75.42
9.501% - 10.000%                                     58        6,488,631          0.56      9.786        357       74.29      72.10
10.001% - 10.500%                                    19        2,496,455          0.21     10.048        357       72.92      69.72
10.501% - 11.000%                                    19        3,598,837          0.31     10.782        357       67.19      67.19
11.001% - 11.500%                                     3          533,880          0.05     11.310        357       68.32      68.32
11.501% - 12.000%                                     6          984,319          0.08     11.728        357       66.79      66.79
12.001% - 12.500%                                     2          163,367          0.01     12.282        357       66.99      66.99
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  5.150%
Maximum:  12.300%
Non-Zero Weighted Average:  7.159%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 5  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
Range                                                          Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
of                                               Number          Cut-off       Cut-off    Average     Average    Average    Average
Minimum                                              of             Date          Date      Gross   Remaining   Combined   Combined
Mortgage                                       Mortgage        Principal     Principal   Interest        Term   Original  Effective
Rates (%)                                         Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,692     $167,460,353         14.41      8.246        348       86.95      76.22
11.001% - 11.500%                                    50       15,572,697          1.34      5.389        357       78.64      63.35
11.501% - 12.000%                                   273       90,405,120          7.78      5.862        357       79.73      64.45
12.001% - 12.500%                                   565      170,817,680         14.69      6.344        357       80.67      63.88
12.501% - 13.000%                                   781      213,764,772         18.39      6.794        357       80.81      64.37
13.001% - 13.500%                                   676      169,162,888         14.55      7.273        357       81.85      64.84
13.501% - 14.000%                                   740      164,314,131         14.13      7.749        357       83.05      66.58
14.001% - 14.500%                                   447       91,981,060          7.91      8.225        357       83.48      69.18
14.501% - 15.000%                                   288       47,509,003          4.09      8.640        357       82.65      72.43
15.001% - 15.500%                                    97       15,761,885          1.36      9.033        357       82.16      74.87
15.501% - 16.000%                                    63        7,906,625          0.68      9.585        357       74.56      71.62
16.001% - 16.500%                                    18        2,256,184          0.19     10.217        357       73.87      71.67
16.501% - 17.000%                                    20        3,625,295          0.31     10.714        357       67.09      67.09
17.001% - 17.500%                                     4          587,691          0.05     11.213        356       68.01      68.01
17.501% - 18.000%                                     7        1,200,875          0.10     11.588        357       67.37      67.37
18.001% - 18.500%                                     2          163,367          0.01     12.282        357       66.99      66.99
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  11.150%
Maximum:  18.300%
Non-Zero Weighted:  13.191%
Average:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
                                               Mortgage        Principal     Principal   Interest        Term   Original  Effective
Initial Cap (%)                                   Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,692     $167,460,353         14.41      8.246        348       86.95      76.22
2.000%                                            3,915      962,936,638         82.83      7.159        357       81.42      65.82
3.000%                                              116       32,092,635          2.76      7.158        355       81.20      65.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  2.000%
Maximum:  3.000%
Non-Zero Weighted Average:  2.032%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 6  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Periodic                                       Mortgage        Principal     Principal   Interest        Term   Original  Effective
Cap (%)                                           Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,692     $167,460,353         14.41      8.246        348       86.95      76.22
1.500%                                            4,031      995,029,272         85.59      7.159        357       81.42      65.81
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  1.500%
Maximum:  1.500%
Non-Zero Weighted Average:  1.500%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Next                                             Number          Cut-off       Cut-off    Average     Average    Average    Average
Rate                                                 of             Date          Date      Gross   Remaining   Combined   Combined
Adjustment                                     Mortgage        Principal     Principal   Interest        Term   Original  Effective
Dates                                             Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,692     $167,460,353         14.41      8.246        348       86.95      76.22
February 2007                                         1          254,517          0.02      6.250        352       90.00      60.00
April 2007                                            8        2,070,181          0.18      7.373        354       88.27      74.41
May 2007                                             54       14,689,866          1.26      7.102        355       83.11      64.72
June 2007                                           475      122,584,963         10.55      7.143        356       80.52      66.29
July 2007                                         3,335      813,785,967         70.00      7.177        357       81.48      65.77
May 2008                                              3          533,532          0.05      7.258        355       87.44      60.00
June 2008                                            18        5,364,858          0.46      7.064        356       80.65      61.37
July 2008                                           107       25,181,541          2.17      6.829        357       82.05      65.59
June 2010                                             2          908,708          0.08      7.216        356       69.35      60.00
July 2010                                            28        9,655,139          0.83      6.775        357       82.57      66.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average:  2007-07-19
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 7  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Geographical                                   Mortgage        Principal     Principal   Interest        Term   Original  Effective
Distribution                                      Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
California                                        1,115     $326,912,595         28.12      6.972        356       81.45      67.48
New York                                            490      140,698,956         12.10      7.231        356       81.48      67.61
Florida                                             732      127,821,506         11.00      7.472        356       82.16      67.10
New Jersey                                          359       85,064,609          7.32      7.622        356       81.86      67.04
Maryland                                            285       56,000,219          4.82      7.382        356       83.26      66.98
Illinois                                            326       49,979,336          4.30      7.565        356       83.33      66.21
Virginia                                            196       45,634,806          3.93      7.331        356       81.29      67.06
Massachusetts                                       194       42,259,340          3.64      7.384        356       81.47      68.24
Georgia                                             282       33,653,125          2.89      7.692        354       84.47      66.17
Arizona                                             127       22,569,194          1.94      7.422        352       82.48      67.20
Hawaii                                               78       22,566,522          1.94      6.865        357       82.04      67.97
Other                                             1,539      209,329,417         18.01      7.568        355       83.49      67.40
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  45
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
                                               Mortgage        Principal     Principal   Interest        Term   Original  Effective
Occupancy                                         Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                           5,251   $1,073,437,580         92.34      7.283        356       82.14      67.12
Investment                                          417       74,734,507          6.43      7.746        356       83.88      70.09
Second Home                                          55       14,317,538          1.23      7.503        356       79.24      66.68
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Property                                       Mortgage        Principal     Principal   Interest        Term   Original  Effective
Types                                             Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                           4,739     $943,333,738         81.15      7.321        356       82.17      67.01
2-4 Family                                          552      143,183,908         12.32      7.268        355       82.01      68.56
Condo                                               431       75,844,644          6.52      7.332        356       83.15      68.66
Modular                                               1          127,335          0.01     10.150        357       75.00      75.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 8  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Loan                                           Mortgage        Principal     Principal   Interest        Term   Original  Effective
Purpose                                           Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                                          3,353     $630,382,878         54.23      7.314        356       83.74      67.60
Refinance - Cashout                               2,339      524,864,452         45.15      7.318        356       80.43      67.00
Refinance - Rate Term                                31        7,242,294          0.62      7.259        356       78.71      63.67
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Documentation                                  Mortgage        Principal     Principal   Interest        Term   Original  Effective
Level                                             Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                3,885     $713,738,859         61.40      7.186        355       83.29      68.21
Stated Documentation                              1,767      430,426,476         37.03      7.528        356       80.34      65.62
Easy Documentation                                   71       18,324,290          1.58      7.359        355       84.05      71.86
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Original                                         Number          Cut-off       Cut-off    Average     Average    Average    Average
Prepayment                                           of             Date          Date      Gross   Remaining   Combined   Combined
Penalty                                        Mortgage        Principal     Principal   Interest        Term   Original  Effective
Term (months)                                     Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
0                                                 1,364     $235,512,882         20.26      7.715        355       83.30      68.52
12                                                  715      174,538,294         15.01      7.395        356       81.59      67.15
24                                                3,095      639,856,528         55.04      7.200        356       82.19      67.23
36                                                  549      112,581,922          9.68      7.013        355       81.03      65.44
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  12
Maximum:  36
Non-Zero Weighted Average:  23
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 9  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Lien                                           Mortgage        Principal     Principal   Interest        Term   Original  Effective
Position                                          Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                          4,482   $1,098,623,140         94.51      7.156        356       81.22      65.45
2nd Lien                                          1,241       63,866,485          5.49     10.050        340       99.32      99.32
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
FICO                                           Mortgage        Principal     Principal   Interest        Term   Original  Effective
Score                                             Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
500 - 500                                             6       $1,421,432          0.12      8.400        357       67.43      59.56
501 - 520                                           176       37,198,218          3.20      8.586        357       74.37      66.55
521 - 540                                           208       44,994,121          3.87      8.166        357       76.31      71.45
541 - 560                                           373       70,131,996          6.03      7.895        355       80.43      65.59
561 - 580                                           459       79,758,628          6.86      7.761        354       82.23      64.85
581 - 600                                           677      121,170,891         10.42      7.427        355       82.25      67.50
601 - 620                                           642      133,539,977         11.49      7.271        355       83.44      69.56
621 - 640                                           907      176,238,662         15.16      7.229        355       82.46      67.31
641 - 660                                           745      156,192,760         13.44      7.013        356       83.13      66.88
661 - 680                                           592      129,230,379         11.12      7.112        356       83.48      67.60
681 - 700                                           380       83,759,108          7.21      6.912        357       82.51      65.44
701 - 720                                           247       56,034,778          4.82      6.908        356       83.57      68.07
721 - 740                                           125       30,137,921          2.59      6.983        356       83.52      65.96
741 - 760                                            98       22,334,602          1.92      7.012        357       83.72      69.23
761 - 780                                            55       12,572,185          1.08      6.896        354       82.44      66.27
781 - 800                                            25        6,221,141          0.54      6.888        356       82.88      65.44
801 >=                                                8        1,552,828          0.13      6.729        357       82.59      72.92
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            5,723   $1,162,489,625        100.00      7.315        356       82.21      67.31
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  500
Maximum:  817
Non-Zero Weighted Average:  630
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                 Page 10  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP I
================================================================================

Termsheet Statistics
Cut-off date principal balance of group mortgage loans:   $723,846,755
Cut-off date principal balance of group fixed-rate mortgage loans: $100,680,702 Cut-off date principal balance of group adjustable-rate mortgage loans: $623,166,053
Mortgage Rates:
Weighted Average:  7.378%
Maximum Coupon:  11.250%
Minimum Coupon:  5.150%
Adjustable-rate Margin:
Weighted Average:  6.369%
Maximum Margin:  6.990%
Minimum Margin:  3.000%
Weighted Average Months to Roll:  22
Weighted average remaining term to maturity (in months):  356
Weighted average remaining interest-only term of interest-only loans
(in months):  57

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Product                                        Mortgage        Principal     Principal   Interest        Term   Original  Effective
Types                                             Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                                        1           $7,645          0.00     10.650         57       95.00      95.00
Fixed - 10 Year                                      14          184,660          0.03     10.858        117       99.31      99.31
Fixed - 15 Year                                      52        1,855,439          0.26      8.639        177       77.32      73.77
Fixed - 20 Year                                      83        2,890,972          0.40      9.037        237       88.09      82.67
Fixed - 25 Year                                       2          728,910          0.10      6.627        297       87.24      73.45
Fixed - 30 Year                                     924       95,013,077         13.13      7.923        357       84.91      71.91
ARM - 2 Year/6 Month LIBOR                        2,568      488,342,324         67.46      7.480        357       81.21      64.30
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only     494      109,683,937         15.15      6.493        357       81.74      65.30
ARM - 3 Year/6 Month LIBOR                           72       13,035,581          1.80      7.317        357       83.19      63.00
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only      31        7,032,615          0.97      6.275        357       81.37      63.80
ARM - 5 Year/6 Month LIBOR                           19        5,071,596          0.70      6.754        357       82.10      64.28
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 1  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP I
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Range of                                         Number          Cut-off       Cut-off    Average     Average    Average    Average
Gross                                                of             Date          Date      Gross   Remaining   Combined   Combined
Interest                                       Mortgage        Principal     Principal   Interest        Term   Original  Effective
Rates (%)                                         Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                                     197      $49,207,209          6.80      5.763        357       78.98      62.31
6.000% - 6.999%                                   1,147      262,519,534         36.27      6.596        356       80.36      61.95
7.000% - 7.999%                                   1,298      244,937,139         33.84      7.528        356       82.06      64.07
8.000% - 8.999%                                     822      119,232,400         16.47      8.437        357       83.20      69.35
9.000% - 9.999%                                     406       30,083,324          4.16      9.456        354       86.52      83.55
10.000% - 10.999%                                   297       14,751,008          2.04     10.562        342       90.13      89.80
11.000% - 11.999%                                    93        3,116,140          0.43     11.180        330       99.83      99.83
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:  5.150%
Maximum:  11.250%
Weighted Average:  7.378%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Range of                                         Number          Cut-off       Cut-off    Average     Average    Average    Average
Cut-off                                              of             Date          Date      Gross   Remaining   Combined   Combined
Date Principal                                 Mortgage        Principal     Principal   Interest        Term   Original  Effective
Balances ($)                                      Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                                        118       $2,159,109          0.30     10.444        222       99.69      99.69
$25,001 - $50,000                                   386       14,040,353          1.94      9.904        349       99.42      99.33
$50,001 - $75,000                                   355       21,754,597          3.01      9.354        353       90.36      87.56
$75,001 - $100,000                                  334       29,449,707          4.07      8.025        356       81.13      69.17
$100,001 - $125,000                                 448       50,391,287          6.96      7.725        356       82.03      64.55
$125,001 - $150,000                                 378       52,052,775          7.19      7.639        357       80.85      62.93
$150,001 - $175,000                                 379       61,259,652          8.46      7.393        356       81.32      63.06
$175,001 - $200,000                                 371       69,628,681          9.62      7.234        356       79.78      62.21
$200,001 - $225,000                                 307       65,657,580          9.07      7.156        357       81.10      63.04
$225,001 - $250,000                                 236       56,133,775          7.75      7.221        356       79.86      62.91
$250,001 - $275,000                                 215       56,420,119          7.79      7.122        356       81.19      63.61
$275,001 - $300,000                                 199       57,334,452          7.92      6.995        357       80.00      63.39
$300,001 - $325,000                                 189       59,182,832          8.18      7.108        357       82.47      63.68
$325,001 - $350,000                                 166       55,982,601          7.73      6.990        356       82.00      64.53
$350,001 - $375,000                                  60       21,453,457          2.96      6.958        357       80.31      63.26
$375,001 - $400,000                                  33       12,819,398          1.77      6.865        357       80.85      64.98
$400,001 - $425,000                                  27       11,161,925          1.54      6.984        355       82.77      67.91
$425,001 - $450,000                                  35       15,393,630          2.13      7.060        357       84.56      69.05
$450,001 - $475,000                                  13        5,967,291          0.82      6.822        357       84.11      72.30
$475,001 - $500,000                                   6        2,921,099          0.40      7.034        357       84.00      77.41
$500,001 - $750,000                                   5        2,682,437          0.37      7.510        357       82.29      82.29
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: $5,961
Maximum: $583,228
Average: $169,917
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 2  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP I
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
Original                                             of             Date          Date      Gross   Remaining   Combined   Combined
Terms                                          Mortgage        Principal     Principal   Interest        Term   Original  Effective
(months)                                          Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
60                                                    1           $7,645          0.00     10.650         57       95.00      95.00
120                                                  14          184,660          0.03     10.858        117       99.31      99.31
180                                                  52        1,855,439          0.26      8.639        177       77.32      73.77
240                                                  83        2,890,972          0.40      9.037        237       88.09      82.67
300                                                   2          728,910          0.10      6.627        297       87.24      73.45
359                                                   5        1,181,853          0.16      6.731        355       80.71      60.00
360                                               4,103      716,997,277         99.05      7.369        357       81.83      65.44
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:  60
Maximum:  360
Weighted Average:  359
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Range of                                         Number          Cut-off       Cut-off    Average     Average    Average    Average
Remaining                                            of             Date          Date      Gross   Remaining   Combined   Combined
Terms                                          Mortgage        Principal     Principal   Interest        Term   Original  Effective
(months)                                          Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1 - 60                                                1           $7,645          0.00     10.650         57       95.00      95.00
61 - 120                                             14          184,660          0.03     10.858        117       99.31      99.31
121 - 180                                            52        1,855,439          0.26      8.639        177       77.32      73.77
181 - 240                                            83        2,890,972          0.40      9.037        237       88.09      82.67
241 - 300                                             2          728,910          0.10      6.627        297       87.24      73.45
301 - 360                                         4,108      718,179,130         99.22      7.368        357       81.82      65.43
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:  57
Maximum:  357
Weighted Average:  356
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 3  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP I
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Range of                                         Number          Cut-off       Cut-off    Average     Average    Average    Average
Combined                                             of             Date          Date      Gross   Remaining   Combined   Combined
Original                                       Mortgage        Principal     Principal   Interest        Term   Original  Effective
LTV Ratios (%)                                    Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
15.01% - 20.00%                                       1         $100,732          0.01      6.650        357       19.80      19.80
20.01% - 25.00%                                       2          228,425          0.03      7.076        236       23.01      23.01
25.01% - 30.00%                                       5          498,661          0.07      7.711        357       28.10      28.10
30.01% - 35.00%                                       5          639,254          0.09      8.320        357       33.57      33.57
35.01% - 40.00%                                      11        1,397,838          0.19      7.470        330       37.56      37.56
40.01% - 45.00%                                      14        2,173,832          0.30      7.851        357       43.07      43.07
45.01% - 50.00%                                      22        3,238,855          0.45      7.520        357       48.05      48.05
50.01% - 55.00%                                      36        6,271,745          0.87      7.216        349       52.98      52.98
55.01% - 60.00%                                      58       11,074,834          1.53      7.491        356       58.05      58.05
60.01% - 65.00%                                      85       15,031,244          2.08      7.698        352       63.54      61.19
65.01% - 70.00%                                     115       22,691,924          3.13      7.854        357       68.93      63.74
70.01% - 75.00%                                     189       37,609,292          5.20      7.590        357       73.93      65.31
75.01% - 80.00%                                   1,683      343,023,127         47.39      7.024        357       79.86      62.09
80.01% - 85.00%                                     390       79,017,296         10.92      7.220        356       84.52      67.79
85.01% - 90.00%                                     783      141,208,507         19.51      7.514        356       89.76      64.79
90.01% - 95.00%                                      87       15,879,409          2.19      7.643        355       94.79      70.41
95.01% - 100.00%                                    774       43,761,778          6.05      9.305        348       99.98      99.98
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:  19.80%
Maximum:  100.00%
Weighted Average:  81.85%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Range                                            Number          Cut-off       Cut-off    Average     Average    Average    Average
of                                                   of             Date          Date      Gross   Remaining   Combined   Combined
Gross                                          Mortgage        Principal     Principal   Interest        Term   Original  Effective
Margins (%)                                       Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,076     $100,680,702         13.91      7.964        349       84.91      72.32
1.000% - 3.500%                                       1          301,500          0.04      6.950        357       90.00      60.00
4.001% - 4.500%                                       3          605,282          0.08      5.164        357       80.00      60.00
4.501% - 5.000%                                      55       13,620,040          1.88      5.495        357       79.06      61.29
5.001% - 5.500%                                     203       50,001,547          6.91      5.948        357       79.54      62.34
5.501% - 6.000%                                     488      112,531,200         15.55      6.450        357       80.38      61.75
6.001% - 6.500%                                     585      126,867,211         17.53      6.922        357       81.13      63.06
6.501% - 7.000%                                   1,849      319,239,273         44.10      8.010        357       82.16      66.41
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  3.000%
Maximum:  6.990%
Non-Zero Weighted Average:  6.369%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 4  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP I
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
Range                                                          Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
of                                               Number          Cut-off       Cut-off    Average     Average    Average    Average
Minimum                                              of             Date          Date      Gross   Remaining   Combined   Combined
Mortgage                                       Mortgage        Principal     Principal   Interest        Term   Original  Effective
Rates (%)                                         Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,076     $100,680,702         13.91      7.964        349       84.91      72.32
5.001% - 5.500%                                      34        8,418,147          1.16      5.385        357       79.43      61.59
5.501% - 6.000%                                     179       44,290,448          6.12      5.855        357       78.97      62.51
6.001% - 6.500%                                     396       92,641,996         12.80      6.352        357       80.53      61.36
6.501% - 7.000%                                     601      133,987,278         18.51      6.805        357       80.68      62.76
7.001% - 7.500%                                     540      107,761,427         14.89      7.307        357       82.00      63.50
7.501% - 8.000%                                     626      113,680,365         15.71      7.791        357       82.88      65.23
8.001% - 8.500%                                     383       63,806,807          8.81      8.272        357       83.25      67.15
8.501% - 9.000%                                     259       37,189,737          5.14      8.746        357       82.25      71.88
9.001% - 9.500%                                      80       10,574,053          1.46      9.290        357       80.28      75.77
9.501% - 10.000%                                     56        5,961,082          0.82      9.793        357       74.12      71.74
10.001% - 10.500%                                    14        1,877,007          0.26      9.945        357       73.53      69.28
10.501% - 11.000%                                    16        2,977,706          0.41     10.801        357       67.83      67.83
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  5.150%
Maximum:  10.990%
Non-Zero Weighted Average:  7.284%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
Range                                                          Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
of                                               Number          Cut-off       Cut-off    Average     Average    Average    Average
Maximum                                              of             Date          Date      Gross   Remaining   Combined   Combined
Mortgage                                       Mortgage        Principal     Principal   Interest        Term   Original  Effective
Rates (%)                                         Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,076     $100,680,702         13.91      7.964        349       84.91      72.32
11.001% - 11.500%                                    33        8,204,736          1.13      5.385        357       79.28      61.63
11.501% - 12.000%                                   173       42,505,665          5.87      5.856        357       79.20      62.68
12.001% - 12.500%                                   388       90,560,616         12.51      6.351        357       80.61      61.41
12.501% - 13.000%                                   587      131,268,857         18.13      6.792        357       80.51      62.71
13.001% - 13.500%                                   537      108,042,686         14.93      7.284        357       82.00      63.44
13.501% - 14.000%                                   627      114,590,889         15.83      7.753        357       82.94      65.07
14.001% - 14.500%                                   384       64,184,050          8.87      8.245        357       82.89      66.93
14.501% - 15.000%                                   272       39,682,628          5.48      8.657        357       82.35      71.60
15.001% - 15.500%                                    91       12,396,803          1.71      9.122        357       81.28      74.42
15.501% - 16.000%                                    60        6,817,858          0.94      9.636        357       74.39      70.98
16.001% - 16.500%                                    14        1,690,547          0.23     10.165        357       74.61      71.69
16.501% - 17.000%                                    17        3,004,163          0.42     10.718        357       67.71      67.71
17.501% - 18.000%                                     1          216,556          0.03     10.950        355       70.00      70.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  11.150%
Maximum:  17.950%
Non-Zero Weighted Average:  13.312%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 5  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP I
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
                                               Mortgage        Principal     Principal   Interest        Term   Original  Effective
Initial Cap (%)                                   Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,076     $100,680,702         13.91      7.964        349       84.91      72.32
2.000%                                            3,096      605,443,258         83.64      7.283        357       81.40      64.47
3.000%                                               88       17,722,795          2.45      7.267        355       79.69      63.55
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  2.000%
Maximum:  3.000%
Non-Zero Weighted Average:  2.028%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Periodic                                       Mortgage        Principal     Principal   Interest        Term   Original  Effective
Cap (%)                                           Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,076     $100,680,702         13.91      7.964        349       84.91      72.32
1.500%                                            3,184      623,166,053         86.09      7.283        357       81.35      64.44
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  1.500%
Maximum:  1.500%
Non-Zero Weighted Average:  1.500%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 6  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP I
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Next                                             Number          Cut-off       Cut-off    Average     Average    Average    Average
Rate                                                 of             Date          Date      Gross   Remaining   Combined   Combined
Adjustment                                     Mortgage        Principal     Principal   Interest        Term   Original  Effective
Dates                                             Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                  1,076     $100,680,702         13.91      7.964        349       84.91      72.32
February 2007                                         1          254,517          0.04      6.250        352       90.00      60.00
April 2007                                            5          826,801          0.11      7.205        354       85.52      69.47
May 2007                                             40        7,982,147          1.10      7.439        355       81.86      64.82
June 2007                                           367       74,086,483         10.24      7.203        356       80.21      64.91
July 2007                                         2,649      514,876,313         71.13      7.311        357       81.45      64.41
May 2008                                              3          533,532          0.07      7.258        355       87.44      60.00
June 2008                                            12        2,037,629          0.28      7.093        356       80.71      62.54
July 2008                                            88       17,497,035          2.42      6.926        357       82.62      63.46
June 2010                                             1          371,754          0.05      6.950        356       71.05      60.00
July 2010                                            18        4,699,842          0.65      6.738        357       82.97      64.61
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average:  2007-07-17
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Geographical                                   Mortgage        Principal     Principal   Interest        Term   Original  Effective
Distribution                                      Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
California                                          566     $127,873,182         17.67      6.976        356       79.47      64.29
Florida                                             599       90,232,235         12.47      7.559        356       82.15      65.66
New York                                            316       84,555,435         11.68      7.125        356       81.05      65.50
New Jersey                                          273       57,641,471          7.96      7.506        355       80.54      65.14
Illinois                                            289       42,910,525          5.93      7.608        356       83.49      65.44
Maryland                                            234       42,256,306          5.84      7.435        356       82.54      65.97
Massachusetts                                       162       33,017,700          4.56      7.290        356       80.14      65.82
Georgia                                             240       26,966,005          3.73      7.671        354       85.39      65.86
Virginia                                            136       23,919,002          3.30      7.482        355       80.34      64.38
Arizona                                             102       15,966,370          2.21      7.393        353       82.16      65.39
Minnesota                                            96       15,053,010          2.08      7.319        354       82.76      64.98
Other                                             1,247      163,455,513         22.58      7.560        356       83.67      66.64
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  45
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 7  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP I
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
                                               Mortgage        Principal     Principal   Interest        Term   Original  Effective
Occupancy                                         Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                           3,879     $661,066,792         91.33      7.350        356       81.67      65.44
Investment                                          348       56,722,118          7.84      7.725        356       83.90      67.05
Second Home                                          33        6,057,844          0.84      7.201        357       81.73      62.56
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Property                                       Mortgage        Principal     Principal   Interest        Term   Original  Effective
Types                                             Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                           3,502     $565,709,752         78.15      7.409        356       81.77      65.10
2-4 Family                                          412      107,239,529         14.82      7.173        356       81.46      66.75
Condo                                               345       50,770,140          7.01      7.453        356       83.52      67.84
Modular                                               1          127,335          0.02     10.150        357       75.00      75.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Loan                                           Mortgage        Principal     Principal   Interest        Term   Original  Effective
Purpose                                           Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                                          2,440     $379,845,792         52.48      7.373        356       83.78      65.63
Refinance - Cashout                               1,797      338,881,332         46.82      7.384        356       79.78      65.51
Refinance - Rate Term                                23        5,119,631          0.71      7.347        357       75.58      60.70
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 8  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP I
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Documentation                                  Mortgage        Principal     Principal   Interest        Term   Original  Effective
Level                                             Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                2,917     $461,226,300         63.72      7.292        356       83.22      66.76
Stated Documentation                              1,291      252,038,725         34.82      7.540        356       79.28      63.19
Easy Documentation                                   52       10,581,729          1.46      7.248        355       83.11      68.40
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Original                                         Number          Cut-off       Cut-off    Average     Average    Average    Average
Prepayment                                           of             Date          Date      Gross   Remaining   Combined   Combined
Penalty                                        Mortgage        Principal     Principal   Interest        Term   Original  Effective
Term (months)                                     Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
0                                                 1,039     $161,417,007         22.30      7.604        355       82.38      66.25
12                                                  505      102,211,150         14.12      7.409        356       81.48      64.95
24                                                2,276      385,692,590         53.28      7.325        356       81.94      65.61
36                                                  440       74,526,008         10.30      7.118        354       80.72      64.44
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Lien                                           Mortgage        Principal     Principal   Interest        Term   Original  Effective
Position                                          Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                          3,563     $695,749,464         96.12      7.274        356       81.12      64.15
2nd Lien                                            697       28,097,291          3.88      9.953        342       99.86      99.86
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 9  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP I
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
FICO                                           Mortgage        Principal     Principal   Interest        Term   Original  Effective
Score                                             Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
500 - 500                                             6       $1,421,432          0.20      8.400        357       67.43      59.56
501 - 520                                           154       28,788,733          3.98      8.513        357       74.84      65.88
521 - 540                                           176       31,583,317          4.36      8.191        357       75.86      69.89
541 - 560                                           294       54,028,271          7.46      7.907        356       80.87      65.35
561 - 580                                           314       55,103,434          7.61      7.822        356       82.31      63.68
581 - 600                                           398       56,704,575          7.83      7.714        355       82.41      65.61
601 - 620                                           511       84,603,558         11.69      7.263        355       82.96      68.38
621 - 640                                           708      112,993,676         15.61      7.253        355       82.01      64.92
641 - 660                                           577       98,779,924         13.65      7.055        356       82.74      65.83
661 - 680                                           413       70,641,031          9.76      7.067        356       82.40      64.36
681 - 700                                           296       52,426,927          7.24      6.936        357       82.54      63.33
701 - 720                                           184       32,456,633          4.48      7.035        356       84.29      65.57
721 - 740                                            95       19,609,815          2.71      6.931        356       82.45      63.87
741 - 760                                            61       10,414,499          1.44      6.905        356       84.18      66.35
761 - 780                                            46        9,319,057          1.29      6.904        354       82.58      63.92
781 - 800                                            19        3,419,044          0.47      7.117        356       84.05      64.64
801 >=                                                8        1,552,828          0.21      6.729        357       82.59      72.92
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            4,260     $723,846,755        100.00      7.378        356       81.85      65.54
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  500
Maximum:  817
Non-Zero Weighted Average:  627
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                 Page 10  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP II
================================================================================

--------------------------------------------------------------------------------
Termsheet Statistics
--------------------------------------------------------------------------------
Cut-off date principal balance of group mortgage loans:   $438,642,870
Cut-off date principal balance of group fixed-rate mortgage loans:   $66,779,651
Cut-off date principal balance of group adjustable-rate mortgage loans:
$371,863,219
Mortgage Rates:
Weighted Average:   7.212%
Maximum Coupon:   13.750%
Minimum Coupon:   5.150%
Adjustable-rate Margin:
Weighted Average:  6.138%
Maximum Margin:   6.990%
Minimum Margin:   4.410%
Weighted Average Months to Roll:   22
Weighted average remaining term to maturity (in months):   355
Weighted average remaining interest-only term of interest-only loans (in
months):   57
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Product                                        Mortgage        Principal     Principal   Interest        Term   Original  Effective
Types                                             Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                                       14         $108,826          0.02     12.132         57       94.07      94.07
Fixed - 10 Year                                     137        1,303,494          0.30     12.037        117       94.76      94.76
Fixed - 15 Year                                      57        1,310,097          0.30     11.620        177       94.91      94.91
Fixed - 20 Year                                      15          941,272          0.21      9.154        237       95.51      83.70
Fixed - 30 Year                                     393       63,115,962         14.39      8.527        357       89.73      81.52
ARM - 2 Year/6 Month LIBOR                          420      204,521,454         46.63      7.291        357       81.74      67.57
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only     391      150,837,779         34.39      6.506        357       81.31      68.86
ARM - 3 Year/6 Month LIBOR                           14        6,070,347          1.38      6.890        357       83.38      65.06
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only      11        4,941,388          1.13      6.558        357       77.41      70.45
ARM - 5 Year/6 Month LIBOR                           11        5,492,250          1.25      6.868        357       80.83      67.94
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 1  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP II
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Range of                                         Number          Cut-off       Cut-off    Average     Average    Average    Average
Gross                                                of             Date          Date      Gross   Remaining   Combined   Combined
Interest                                       Mortgage        Principal     Principal   Interest        Term   Original  Effective
Rates (%)                                         Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                                     115      $54,748,172         12.48      5.791        357       79.80      66.12
6.000% - 6.999%                                     415      183,770,323         41.90      6.544        357       80.94      66.66
7.000% - 7.999%                                     277      121,344,240         27.66      7.499        356       82.56      67.63
8.000% - 8.999%                                     116       40,466,606          9.23      8.390        357       85.11      77.23
9.000% - 9.999%                                     157       18,127,637          4.13      9.543        355       96.44      95.55
10.000% - 10.999%                                   110       11,196,314          2.55     10.466        349       95.56      95.56
11.000% - 11.999%                                   141        7,063,401          1.61     11.393        328       89.74      89.74
12.000% - 12.999%                                   122        1,817,567          0.41     12.308        197       86.62      86.62
13.000% - 13.999%                                    10          108,610          0.02     13.313        139       90.70      90.70
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:  5.150%
Maximum:  13.750%
Weighted Average:  7.212%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 2  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP II
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Range of                                         Number          Cut-off       Cut-off    Average     Average    Average    Average
Cut-off                                              of             Date          Date      Gross   Remaining   Combined   Combined
Date Principal                                 Mortgage        Principal     Principal   Interest        Term   Original  Effective
Balances ($)                                      Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                                        205       $2,325,608          0.53     11.924        146       94.44      94.44
$25,001 - $50,000                                    29        1,042,233          0.24     11.161        304       96.55      96.55
$50,001 - $75,000                                    57        3,709,027          0.85     10.213        351       94.07      94.07
$75,001 - $100,000                                  129       11,095,509          2.53      9.786        353       97.20      96.21
$100,001 - $125,000                                  99       11,012,712          2.51      9.376        355       93.81      89.79
$125,001 - $150,000                                  64        8,710,677          1.99      9.133        354       93.33      87.46
$150,001 - $175,000                                  44        7,060,381          1.61      8.438        357       86.81      78.55
$175,001 - $200,000                                  31        5,736,037          1.31      8.549        357       88.67      81.29
$200,001 - $225,000                                  21        4,439,294          1.01      7.257        357       81.06      65.12
$225,001 - $250,000                                  15        3,571,239          0.81      7.502        357       79.00      71.30
$250,001 - $275,000                                   9        2,338,570          0.53      6.679        357       82.11      73.13
$275,001 - $300,000                                  12        3,455,453          0.79      6.567        357       83.11      68.56
$300,001 - $325,000                                   9        2,814,448          0.64      6.808        357       83.07      70.96
$325,001 - $350,000                                  10        3,326,839          0.76      6.857        357       81.64      66.50
$350,001 - $375,000                                  73       26,619,965          6.07      6.853        355       81.45      63.86
$375,001 - $400,000                                  86       33,392,608          7.61      6.912        357       80.83      65.10
$400,001 - $425,000                                  66       27,270,522          6.22      7.107        357       81.00      64.94
$425,001 - $450,000                                  79       34,707,191          7.91      6.764        357       81.42      63.49
$450,001 - $475,000                                  61       28,346,606          6.46      6.908        357       82.09      64.98
$475,001 - $500,000                                  59       28,703,640          6.54      6.862        357       82.37      64.78
$500,001 - $750,000                                 296      181,215,318         41.31      6.987        357       81.61      70.49
$750,001 - $1,000,000                                 9        7,748,995          1.77      6.002        357       77.59      77.59
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $997,139
Average: $299,824
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
Original                                             of             Date          Date      Gross   Remaining   Combined   Combined
Terms                                          Mortgage        Principal     Principal   Interest        Term   Original  Effective
(months)                                          Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
60                                                   14         $108,826          0.02     12.132         57       94.07      94.07
120                                                 137        1,303,494          0.30     12.037        117       94.76      94.76
180                                                  57        1,310,097          0.30     11.620        177       94.91      94.91
240                                                  15          941,272          0.21      9.154        237       95.51      83.70
359                                                   1          680,000          0.16      6.050        355       77.27      77.27
360                                               1,239      434,299,182         99.01      7.181        357       82.72      70.03
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:  60
Maximum:  360
Weighted Average:  358
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 3  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP II
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Range of                                         Number          Cut-off       Cut-off    Average     Average    Average    Average
Remaining                                            of             Date          Date      Gross   Remaining   Combined   Combined
Terms                                          Mortgage        Principal     Principal   Interest        Term   Original  Effective
(months)                                          Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1 - 60                                               14         $108,826          0.02     12.132         57       94.07      94.07
61 - 120                                            137        1,303,494          0.30     12.037        117       94.76      94.76
121 - 180                                            57        1,310,097          0.30     11.620        177       94.91      94.91
181 - 240                                            15          941,272          0.21      9.154        237       95.51      83.70
301 - 360                                         1,240      434,979,182         99.16      7.179        357       82.71      70.04
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:  56
Maximum:  357
Weighted Average:  355
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Range of                                         Number          Cut-off       Cut-off    Average     Average    Average    Average
Combined                                             of             Date          Date      Gross   Remaining   Combined   Combined
Original                                       Mortgage        Principal     Principal   Interest        Term   Original  Effective
LTV Ratios (%)                                    Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                                       1          $50,345          0.01     10.990        357       12.00      12.00
25.01% - 30.00%                                       1          125,370          0.03     12.500        356       26.42      26.42
30.01% - 35.00%                                       1          399,225          0.09      8.250        357       30.77      30.77
35.01% - 40.00%                                       1          109,904          0.03     11.990        357       37.93      37.93
50.01% - 55.00%                                       4        1,903,557          0.43      6.655        356       53.70      53.70
55.01% - 60.00%                                       8        3,658,350          0.83      7.507        357       58.77      58.77
60.01% - 65.00%                                      24        8,959,550          2.04      7.711        357       63.83      62.14
65.01% - 70.00%                                      36       13,609,384          3.10      7.812        357       69.24      64.40
70.01% - 75.00%                                      38       19,263,927          4.39      6.911        357       73.69      65.80
75.01% - 80.00%                                     506      221,672,279         50.54      6.689        357       79.85      66.20
80.01% - 85.00%                                     107       45,265,226         10.32      7.100        356       84.38      70.86
85.01% - 90.00%                                     200       74,340,186         16.95      7.296        355       89.65      69.89
90.01% - 95.00%                                     218       10,927,176          2.49      8.691        316       94.90      78.48
95.01% - 100.00%                                    318       38,358,392          8.74      9.559        353       99.90      99.90
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:  12.00%
Maximum:  100.00%
Weighted Average:  82.81%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 4  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP II
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Range                                            Number          Cut-off       Cut-off    Average     Average    Average    Average
of                                                   of             Date          Date      Gross   Remaining   Combined   Combined
Gross                                          Mortgage        Principal     Principal   Interest        Term   Original  Effective
Margins (%)                                       Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    616      $66,779,651         15.22      8.671        346       90.02      82.09
4.001% - 4.500%                                       2          806,560          0.18      5.178        357       75.50      60.00
4.501% - 5.000%                                      27       12,731,923          2.90      5.516        357       79.25      66.16
5.001% - 5.500%                                     129       60,699,237         13.84      5.958        357       80.41      65.16
5.501% - 6.000%                                     191       84,216,295         19.20      6.435        357       80.57      67.39
6.001% - 6.500%                                     174       75,163,514         17.14      6.921        357       81.60      67.92
6.501% - 7.000%                                     324      138,245,690         31.52      7.858        357       82.78      70.14
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  4.410%
Maximum:  6.990%
Non-Zero Weighted Average:  6.138%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
Range                                                          Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
of                                               Number          Cut-off       Cut-off    Average     Average    Average    Average
Minimum                                              of             Date          Date      Gross   Remaining   Combined   Combined
Mortgage                                       Mortgage        Principal     Principal   Interest        Term   Original  Effective
Rates (%)                                         Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    616      $66,779,651         15.22      8.671        346       90.02      82.09
5.001% - 5.500%                                      17        7,367,962          1.68      5.393        357       77.93      65.28
5.501% - 6.000%                                     104       49,953,055         11.39      5.861        357       80.35      65.77
6.001% - 6.500%                                     183       83,602,130         19.06      6.332        357       80.54      66.48
6.501% - 7.000%                                     195       82,609,139         18.83      6.822        357       81.28      67.42
7.001% - 7.500%                                     137       59,917,529         13.66      7.311        357       82.21      67.67
7.501% - 8.000%                                     112       49,705,622         11.33      7.788        357       83.25      69.47
8.001% - 8.500%                                      62       27,552,341          6.28      8.260        357       84.80      75.07
8.501% - 9.000%                                      13        6,238,390          1.42      8.825        357       84.04      81.52
9.001% - 9.500%                                       3        1,467,358          0.33      9.179        357       78.75      72.87
9.501% - 10.000%                                      2          527,549          0.12      9.715        357       76.27      76.27
10.001% - 10.500%                                     5          619,448          0.14     10.359        356       71.06      71.06
10.501% - 11.000%                                     3          621,132          0.14     10.693        357       64.08      64.08
11.001% - 11.500%                                     3          533,880          0.12     11.310        357       68.32      68.32
11.501% - 12.000%                                     6          984,319          0.22     11.728        357       66.79      66.79
12.001% - 12.500%                                     2          163,367          0.04     12.282        357       66.99      66.99
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  5.150%
Maximum:  12.300%
Non-Zero Weighted Average:  6.950%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 5  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP II
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
Range                                                          Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
of                                               Number          Cut-off       Cut-off    Average     Average    Average    Average
Maximum                                              of             Date          Date      Gross   Remaining   Combined   Combined
Mortgage                                       Mortgage        Principal     Principal   Interest        Term   Original  Effective
Rates (%)                                         Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    616      $66,779,651         15.22      8.671        346       90.02      82.09
11.001% - 11.500%                                    17        7,367,962          1.68      5.393        357       77.93      65.28
11.501% - 12.000%                                   100       47,899,455         10.92      5.867        357       80.21      66.02
12.001% - 12.500%                                   177       80,257,064         18.30      6.337        357       80.72      66.65
12.501% - 13.000%                                   194       82,495,915         18.81      6.798        357       81.30      67.02
13.001% - 13.500%                                   139       61,120,202         13.93      7.254        357       81.60      67.30
13.501% - 14.000%                                   113       49,723,242         11.34      7.739        357       83.28      70.06
14.001% - 14.500%                                    63       27,797,010          6.34      8.178        357       84.84      74.38
14.501% - 15.000%                                    16        7,826,375          1.78      8.555        356       84.16      76.66
15.001% - 15.500%                                     6        3,365,082          0.77      8.702        356       85.39      76.52
15.501% - 16.000%                                     3        1,088,767          0.25      9.269        356       75.62      75.62
16.001% - 16.500%                                     4          565,637          0.13     10.369        356       71.63      71.63
16.501% - 17.000%                                     3          621,132          0.14     10.693        357       64.08      64.08
17.001% - 17.500%                                     4          587,691          0.13     11.213        356       68.01      68.01
17.501% - 18.000%                                     6          984,319          0.22     11.728        357       66.79      66.79
18.001% - 18.500%                                     2          163,367          0.04     12.282        357       66.99      66.99
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 18.300%
Non-Zero Weighted Average: 12.989%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
                                               Mortgage        Principal     Principal   Interest        Term   Original  Effective
Initial Cap (%)                                   Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    616      $66,779,651         15.22      8.671        346       90.02      82.09
2.000%                                              819      357,493,379         81.50      6.947        357       81.46      68.11
3.000%                                               28       14,369,840          3.28      7.023        355       83.06      67.85
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.039%

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 6  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP II
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Periodic                                       Mortgage        Principal     Principal   Interest        Term   Original  Effective
Cap (%)                                           Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    616      $66,779,651         15.22      8.671        346       90.02      82.09
1.500%                                              847      371,863,219         84.78      6.950        357       81.52      68.10
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  1.500%
Maximum:  1.500%
Non-Zero Weighted Average:  1.500%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Next                                             Number          Cut-off       Cut-off    Average     Average    Average    Average
Rate                                                 of             Date          Date      Gross   Remaining   Combined   Combined
Adjustment                                     Mortgage        Principal     Principal   Interest        Term   Original  Effective
Dates                                             Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                    616      $66,779,651         15.22      8.671        346       90.02      82.09
April 2007                                            3        1,243,380          0.28      7.484        354       90.10      77.69
May 2007                                             14        6,707,719          1.53      6.701        355       84.59      64.60
June 2007                                           108       48,498,480         11.06      7.051        356       80.99      68.40
July 2007                                           686      298,909,654         68.14      6.947        357       81.54      68.11
June 2008                                             6        3,327,229          0.76      7.047        356       80.61      60.65
July 2008                                            19        7,684,507          1.75      6.609        357       80.74      70.44
June 2010                                             1          536,954          0.12      7.400        356       68.18      60.00
July 2010                                            10        4,955,297          1.13      6.811        357       82.20      68.80
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average:  2007-07-22
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 7  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP II
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Geographical                                   Mortgage        Principal     Principal   Interest        Term   Original  Effective
Distribution                                      Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
California                                          549     $199,039,412         45.38      6.970        356       82.73      69.53
New York                                            174       56,143,521         12.80      7.391        355       82.14      70.79
Florida                                             133       37,589,270          8.57      7.264        355       82.18      70.57
New Jersey                                           86       27,423,138          6.25      7.868        356       84.64      71.04
Virginia                                             60       21,715,804          4.95      7.166        356       82.35      70.02
Maryland                                             51       13,743,913          3.13      7.222        356       85.48      70.09
Massachusetts                                        32        9,241,641          2.11      7.721        356       86.20      76.90
Hawaii                                               20        7,728,910          1.76      6.952        357       82.00      74.18
Illinois                                             37        7,068,811          1.61      7.306        352       82.38      70.89
Nevada                                               22        6,848,266          1.56      7.211        355       83.91      68.73
Georgia                                              42        6,687,119          1.52      7.776        353       80.74      67.42
Other                                               257       45,413,065         10.35      7.479        351       82.50      70.44
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  36
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
                                               Mortgage        Principal     Principal   Interest        Term   Original  Effective
Occupancy                                         Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Primary                                           1,372     $412,370,787         94.01      7.176        355       82.88      69.83
Investment                                           69       18,012,389          4.11      7.812        353       83.81      79.66
Second Home                                          22        8,259,694          1.88      7.724        355       77.42      69.69
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Property                                       Mortgage        Principal     Principal   Interest        Term   Original  Effective
Types                                             Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                           1,237     $377,623,986         86.09      7.189        355       82.76      69.86
2-4 Family                                          140       35,944,380          8.19      7.550        354       83.63      73.98
Condo                                                86       25,074,504          5.72      7.087        356       82.40      70.32
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 8  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP II
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Loan                                           Mortgage        Principal     Principal   Interest        Term   Original  Effective
Purpose                                           Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                                            913     $250,537,087         57.12      7.224        355       83.68      70.59
Refinance - Cashout                                 542      185,983,120         42.40      7.199        355       81.60      69.73
Refinance - Rate Term                                 8        2,122,663          0.48      7.048        353       86.26      70.86
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Documentation                                  Mortgage        Principal     Principal   Interest        Term   Original  Effective
Level                                             Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                  968     $252,512,559         57.57      6.992        354       83.43      70.87
Stated Documentation                                476      178,387,751         40.67      7.511        357       81.83      69.05
Easy Documentation                                   19        7,742,561          1.77      7.512        355       85.33      76.59
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
Original                                         Number          Cut-off       Cut-off    Average     Average    Average    Average
Prepayment                                           of             Date          Date      Gross   Remaining   Combined   Combined
Penalty                                        Mortgage        Principal     Principal   Interest        Term   Original  Effective
Term (months)                                     Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
0                                                   325      $74,095,875         16.89      7.955        354       85.30      73.47
12                                                  210       72,327,144         16.49      7.375        356       81.74      70.26
24                                                  819      254,163,938         57.94      7.010        355       82.57      69.70
36                                                  109       38,055,914          8.68      6.809        355       81.63      67.38
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  12
Maximum:  36
Non-Zero Weighted Average:  23
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                  Page 9  of  10

Securitized Asset Backed Receivables LLC Trust 2005-FR5
GROUP II
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
Lien                                           Mortgage        Principal     Principal   Interest        Term   Original  Effective
Position                                          Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
1st Lien                                            919     $402,873,676         91.85      6.954        357       81.38      67.68
2nd Lien                                            544       35,769,195          8.15     10.127        339       98.91      98.91
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  % of
                                                                              Mortgage
                                                                          Loan Pool by
                                                               Aggregate     Aggregate   Weighted    Weighted   Weighted   Weighted
                                                 Number          Cut-off       Cut-off    Average     Average    Average    Average
                                                     of             Date          Date      Gross   Remaining   Combined   Combined
FICO                                           Mortgage        Principal     Principal   Interest        Term   Original  Effective
Score                                             Loans      Balance ($)       Balance   Rate (%)    (months)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
501 - 520                                            22       $8,409,485          1.92      8.837        357       72.78      68.88
521 - 540                                            32       13,410,804          3.06      8.106        357       77.35      75.11
541 - 560                                            79       16,103,725          3.67      7.854        351       78.93      66.38
561 - 580                                           145       24,655,194          5.62      7.625        349       82.07      67.47
581 - 600                                           279       64,466,315         14.70      7.175        355       82.12      69.17
601 - 620                                           131       48,936,419         11.16      7.284        355       84.28      71.60
621 - 640                                           199       63,244,986         14.42      7.186        355       83.26      71.60
641 - 660                                           168       57,412,835         13.09      6.940        356       83.80      68.69
661 - 680                                           179       58,589,348         13.36      7.168        356       84.77      71.52
681 - 700                                            84       31,332,181          7.14      6.874        357       82.47      68.96
701 - 720                                            63       23,578,145          5.38      6.733        356       82.58      71.52
721 - 740                                            30       10,528,105          2.40      7.082        356       85.50      69.84
741 - 760                                            37       11,920,102          2.72      7.104        357       83.32      71.74
761 - 780                                             9        3,253,128          0.74      6.872        355       82.02      73.01
781 - 800                                             6        2,802,098          0.64      6.608        357       81.46      66.41
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                            1,463     $438,642,870        100.00      7.212        355       82.81      70.23
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  502
Maximum:  799
Non-Zero Weighted Average:  635
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------

BARCLAYS CAPITAL                                                 Page 10  of  10